THE CINCINNATI GAS &

ELECTRIC COMPANY

DEFERRED
COMPENSATION
AND
INVESTMENT
PLAN




As Amended and Restated Effective January 1, 1995


TABLE OF CONTENTS

ARTICLE     PAGE

 1:  INTRODUCTION 1

 2:  DEFINITIONS 3

 3:  PARTICIPATION 6

 4: CONTRIBUTIONS 18

 5:  INVESTMENTS 32

 6:  ACCOUNTS 40

 7:  VESTING AND FORFEITURES 43

 8:  DISTRIBUTIONS 49

 9:  WITHDRAWALS DURING EMPLOYMENT  67

10:  LOANS 78

11:  DOMESTIC RELATIONS ORDERS AND ALTERNATE PAYEES 90

12:  FIDUCIARIES:  AUTHORITY & RESPONSIBILITY 100

13:  ADMINISTRATIVE PROVISIONS 109

14:  MISCELLANEOUS PROVISIONS 119

15:  DISCRIMINATION TESTING 122

16:  LIMITATION ON ANNUAL ADDITIONS 137

17:  AMENDMENT AND TERMINATION OF THE PLAN 143

18:  TOP-HEAVY PROVISIONS 146

INDEX 154



INTRODUCTION


ARTICLE
I.  :  INTRODUCTION

A.   History.  The Cincinnati Gas & Electric
Company (CG&E) instituted the Employee Incentive
Thrift Plan in 1967. CG&E amended the plan on October 1, 1983 for executive, supervisory, administrative and professional employees to enable those employees to delay the payment of some income taxes and to choose from a wider variety of investment options. As a result of the extensive amendments, the plan was renamed The Cincinnati Gas &
Electric Company Deferred Compensation and Investment
Plan.

A. Purpose. The plan is designed to provide retirement income to the executive, supervisory, administrative and professional paid employees of CG&E and certain death benefits to their beneficiaries. The plan is designed to supplement the participants' Management Retirement Plan benefits which in turn are to be supplemented by the benefits payable under the Social Security Act, and their personal savings for retirement.

A. Plan Qualification. CG&E has designed this plan to comply with the provisions of Internal Reve-nue Code 401(a), 401(k), and 501 as a qualified pension plan and to conform to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). All plan provisions are subject to change at any time to the extent necessary to retain the qualified status of the plan or to bring it into compliance with ERISA. The plan and trust agreement shall be construed and interpreted in a manner that gives effect to the intent of retaining the qualified status of the plan.

A. Effective Date. Except as otherwise noted with respect to a particular provision, the effective date of the amendment and restatement of this plan is January 1, 1995. Earlier or later amendments to this plan become effective on the date specifically designated in the plan document.


ADMINISTRATIVE NOTES


DEFINITIONS

ARTICLE
I.  :  DEFINITIONS


A. Scope of this Article. Definitions of terms relevant to more than one article of the plan are generally included in this Article. Definitions of terms which are used primarily in a single article are defined in that article.
B. List of Defined Terms. This section contains a complete list of all defined terms used in this plan. Each defined term is followed by a reference to the section in which it is defined.



account
ACP
ADP
aggregation group
alternate payee
annual addition
base pay
beneficial owner
beneficiary
board of directors
break in service
CG&E
CINergy
Committee
company
company-matched contributions , ,
company-matched stock incentive contributions , , company stock fund compensation
DCIP
deferred compensation contribution
defined benefit fraction
defined benefit plan
defined contribution fraction
defined contribution plan
determination date
distribution
distribution valuation date
DRO
eligible employee , ,
eligible retirement plan
employee
entry date ,
ERISA
excess aggregate contribution
excess amount
excess contribution
Fidelity Equity-Income Fund
Fidelity Intermediate Bond Fund
Fidelity Magellan Fund
Fidelity Retirement Money Market Fund
fiduciary
flipover provision ,
forfeiture ,
hardship
hardship withdrawals
highly compensated employee ,
hour of service
IRC
key employee
loan fund
mandatory distribution year ,
military leaves
money market fund ,
non-eligible employee
optional contributions
parental leaves
participant

plan
plan participation forms
plan year
present value
projected annual benefit
quarterly account statements
rollover contributions
SIP
sub-account ,
terminated participant
the PNC fund
top heavy
top heavy group
trust
trust agreement
trustee
vesting
VIR Line
window cashouts
withdrawal
year of service
year of vesting service
1% owner
5% owner



A. Board of Directors. The board of directors is the board of directors of The Cincinnati Gas &
Electric Company.

A.   CG&E.  CG&E is The Cincinnati Gas & Electric
Company, the plan's sponsor, and any related company which has adopted the plan and has employees participating in the plan.

A. CINergy. CINergy is CINergy Corp., the name of the parent holding company of CG&E.

A.   DCIP.  The DCIP is the CG&E Deferred
Compensation and Investment Plan.

A.   ERISA.  ERISA is the Employee Retirement
Income Security Act of 1974, as amended.

A.   IRC.  IRC is the Internal Revenue Code of
1986, as amended.

A.   MRP.  The MRP is the CG&E Management
Retirement Plan.

A.   Plan.  The plan is the CG&E Deferred
Compensation and Investment Plan, as set forth in this document.

A. Plan Year. The plan year is the calendar year.

A.   SIP.  The CG&E Savings Incentive Plan.

A. Related Company. A related company is any entity which is:

1. A member of a controlled group of
corporations, as defined in IRC 1563(a), ignoring IRC 1563(e)(C)(3), and, solely for the purpose of , modifying the IRC 1563 (a) phrase
"at least 80%" to read "more than 50%", and

1. An unincorporated trade or business which is under common control with The Cincinnati Gas &
Electric Company, as determined under IRC
414(c), and

1. A member of an affiliated service group as defined in IRC 414(m), and

1. Any entity required to be aggregated with The Cincinnati Gas & Electric Company under IRC
414(o), and

1. Any other subsidiary or affiliate of The
Cincinnati Gas & Electric Company designated by its board of directors to be a related company.


PARTICIPATION


ARTICLE
I.  :  PARTICIPATION


A. Employee. An employee is any person earning a wage or salary from CG&E, including leased employees.

A.   Participation.

1. Eligible Employee. An eligible employee is any full-time employee on the CG&E executive, supervisory, administrative or professional
(ESA&P) payroll who has completed a year of service pursuant to 3.8. The term eligible employee shall include employees who have completed a year of service with a related company. A year of service performed for a related company prior to the date the relationship with The Cincinnati Gas & Electric
Company began is included for the purpose of determining eligibility to participate in this plan. The term eligible employee shall include an individual who is a citizen of the United
States and is an employee of a related company, if that company has entered into an agreement under IRC 3121(l).

[This sub-section should be deleted effective 08-01-
95.]

1. Eligible Employee. An eligible employee is any full-time employee who works 30 or more hours per week on a regular work schedule, or part-time employee who works less than 30 hours per week on a regular work schedule, on the CG&E executive, supervisory, administrative or professional
(ESA&P) payroll who has completed a year of service pursuant to 3.8. The term eligible employee shall include employees who have completed a year of service with a related company. A year of service performed for a related company prior to the date the relationship with The Cincinnati Gas & Electric
Company began is included for the purpose of determining eligibility to participate in this plan. The term eligible employee shall include an individual who is a citizen of the United States and is an employee of a related company, if that company has entered into an agreement under IRC
3121(l).

[This sub-section becomes effective on 08-01-95 and should be deleted effective 01-01-96.]

1. Eligible Employee. An eligible employee is any full-time employee who works 30 or more hours per week on a regular work schedule, or part-time employee who works less than 30 hours per week on a regular work schedule, on the CG&E executive, supervisory, administrative or professional
(ESA&P) payroll. The term eligible employee shall include an individual who is a citizen of the United States and is an employee of a related company, if that company has entered into an agreement under IRC 3121(l).

[This sub-section becomes effective on 01-01-96.]

1. Non-Eligible Employees. The following defined classes of employees are excluded from plan participation.

a) Co-op Employees. Co-op employees are students working for CG&E through a recognized cooperative education program.

a) Summer Employees. Summer employees are students employed by CG&E during the summer.

a) Temporary Employees.  Temporary
employees are employees of an employment agency who perform services for CG&E on specific tasks and/or for a specified time period. Generally, temporary employees are directly supervised by CG&E employees.

a) Part-time Employees.  Part-time
employees are employees whose regular work
schedule is limited to less than 1,000 hours in any given calendar year.

[This sub-section 4) should be deleted effective
08-01-95.]

a) Leased Employees. Leased employees are any persons who are not on CG&E's payroll and who have performed services for CG&E pursuant to an agreement between CG&E and any other person on a substantially full time basis for a period of at least one year. The period for which these employees are leased employees under the terms of this plan is limited to the term of service for which they are assigned to CG&E.

a) Hourly-Paid Employees.  Hourly paid
employees are full-time CG&E employees whose compensation for a given payroll period is calculated based on the number of hours worked during the period, times an hourly rate.

a) Weekly-Paid Employees.  Weekly paid
employees are full-time CG&E employees whose compensation for a weekly payroll period is predetermined.

a) Independent Contractors.  Independent
contractors are persons or entities with whom
CG&E contracts to complete specific tasks
without supervision by CG&E employees.
Employees of entities which are independent
contractors regarding tasks performed for
CG&E may be classified as leased employees if
they fall within the definition in   above.

a) Participants in Other 401(k) Plans.
Employees who are eligible to participate in a qualified plan which includes IRC 401(k) features sponsored by any related company are not eligible to participate in this plan.

1. Fail-Safe Provision. In the event that any co-op employee, summer employee, or part-time employee completes a year of service, that employee shall be permitted to participate in this plan.

   [This sub-section should be deleted effective 08-
01-95.]

1. Fail-Safe Provision. In the event that any co-op employee or summer employee completes a year of service, that employee shall be permitted to participate in this plan.

   [This sub-section becomes effective on 08-01-95.]

A. Participant. A participant is any eligible employee who has assets in the plan. (See also )

A.   Terminated Participant.  A terminated
participant is a participant who has terminated employment with CG&E by reason of death, disability, discharge, retirement, or resignation, but who has assets remaining in the plan.

A. Determining Participation and Vesting. An hour of service is the basic unit of measurement used to determine an employee's participation and vesting in the plan.

A.   Hour of Service.

1. Current Pay. An employee earns an hour of service for each hour for which s/he is directly or indirectly paid or entitled to payment by CG&E during the applicable computation period. These hours are for either the performance of duties or on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, jury duty, personal days, incapacity (including disability) and lay-off. In these cases participants will be credited with 8 hours of service for each normally scheduled working day during which no duties are performed.
An hour of service for which no duties are performed shall be calculated pursuant to 2530.200b-2 of the U.S. Department of Labor regulations, which are incorporated herein by reference.

1. Back Pay. A participant earns an hour of service for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by CG&E. The same hours of service shall not be credited under both sub-section above and under this sub-section.
These hours will be credited to the employee for the computation period or periods to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made.

1. Salaried Employees.  Salaried employees are
employees whose pay is not determined on the
basis of certain amounts for each hour worked
during a given period and whose hours are not
required to be counted and recorded by any
federal law.  Salaried employees shall be
credited with 8 hours of service per day in which
the employee would be credited with an hour of
service pursuant to    and  above, provided that
the employee is credited with no less than 1,000 hours of service per computation period.

1. Effect of Leaves of Absence. Generally, an employee will not earn hours of service while s/he is on a leave of absence. However, hours of service credited during certain military leaves and parental leaves under the provisions of also apply for purposes of determining eligibility to participate in the plan.

1. Consistent Personnel Practices. All leaves of absence affecting accreditation of service under this plan shall be authorized by CG&E in accordance with standard personnel policies applied in a nondiscriminatory manner to all employees similarly situated.

A.   Limitation Upon Earning Hours of Service.
Hours of service earned by CG&E employees generally
not eligible to participate in the plan shall be
credited, but only for determining the vesting rights
of these employees upon their change of status to
plan participants.  The provisions of    and  govern-
ing transfers of participants and plan assets to and from the SIP are an exception to the general rule.

A.   Year of Service.   A year of service is 12
consecutive months of employment with CG&E, beginning with the first hour of service, during which the employee completes at least 1,000 hours of service.
Eligible employees who do not complete a year of service by the first anniversary of their employment commencement date shall be credited with a year of service if they complete at least 1,000 hours of service during a period of 12 consecutive months beginning with the first, and, if necessary, any subsequent anniversary of their employment commencement date.

[This section should be deleted effective 01-01-96.]

A. Year of Service. A year of service is 12 consecutive months of employment with CG&E, beginning with the first hour of service, during which a co-op employee or summer employee completes at least 1,000 hours of service. Co-op employees or summer employees who do not complete a year of service by the first anniversary of their employment commencement date shall be credited with a year of service if they complete at least 1,000 hours of service during a period of 12 consecutive months beginning with the first, and, if necessary, any subsequent anniversary of their employment commencement date.

[This section becomes effective on 01-01-96.]

A. Break in Service. A break in service is any period of 12 consecutive months beginning on the employee's employment commencement date, and on any subsequent anniversary of that date, during which the employee completes less than 501 hours of service.

A.   Commencement of Participation.   Except with
respect to the company-matched stock incentive contributions (see ), an eligible employee must file a completed set of plan participation forms with the Committee to become a participant. See also .

[This section should be deleted effective 01-01-96.]

A.   Commencement of Participation.  An eligible
employee must notify the Committee of his or her
intent to participate in the plan, except with
respect to the company-matched stock incentive
contributions (see    and ), through the use of the
voice or other electronic response system or other media authorized by CG&E.

[This section becomes effective on 01-01-96.]

A. Entry Date. The entry date is the date an eligible employee becomes a participant in the plan.
The entry date is the first monthly or semi-monthly pay date of the month that is at least 30 days following the date the Committee receives the plan participation forms from the eligible employee.

[This section should be deleted effective 01-01-96.]

A. Entry Date. The entry date is the date an eligible employee becomes a participant in the plan.
The entry date is the date an eligible employee first completes an hour of service.

[This section becomes effective on 01-01-96.]

A. Plan Participation Forms. Plan participation forms are the set of documents which the eligible employee must file with the Committee in order to participate in the plan, except with respect to the company-matched stock incentive contributions. (See
).  The forms are:

1. The plan participation agreement ; and

1. The beneficiary form.

[This section should be deleted effective 01-01-96.]

A.   Beneficiary.  The beneficiary is the person or
entity designated in writing by a participant to
receive plan benefits after the participant's death.
(See    and )

A. Beneficial Owner. The beneficial owner is the owner or beneficiary of an account with the plan. A beneficial owner may be a participant, a terminated participant, a participant's spouse, or an alternate payee.

A.   Beneficiary Designation. A participant must
designate a beneficiary.  Married participants must
designate their spouse as beneficiary, unless the
participant's spouse  consents to someone else being
named as beneficiary.  The consent must be in writing
on the form  approved by the Committee and the
spouse's signature must be notarized.  The form must
be filed with the Committee to become effective.   A
consenting spouse may withdraw consent by written notice to the Committee, notarized in the same manner as the consent. Once the retraction of consent has been filed with and accepted by the Committee, the spouse is reinstated by plan operation as the participant's beneficiary.

A. Transfer to Weekly or Hourly Payroll. A participant who transfers to the weekly or hourly payroll is no longer eligible to participate in the plan. All of the participant's contributions to the plan shall cease, effective with his or her last pay date as an employee on the executive, supervisory, administrative and professional payroll.

A.   Transfers From The Weekly or Hourly Payroll.

1. Transfers of SIP Accounts.  The trustee
shall transfer to this plan the SIP account of
any employee who becomes eligible for
participation.   The transfer shall be made as
soon as possible following the date that the employee becomes eligible. The transferred account shall be allocated to the sub-accounts and the investment funds in the manner most similar to the participant's SIP sub-accounts.

1. Continuing Contributions. The contribution percentages and investment directions of any SIP participant who becomes eligible for participation in this plan will continue as contributions and investment directions to this plan.

A.   Participatory Restrictions on the Activities
of Terminated Participants.  Subject to the
limitations of   ,  and  of this plan, a terminated
participant's account will remain in this plan until s/he takes a distribution. A terminated participant may not contribute to the plan, withdraw from an optional sub-account, or obtain hardship withdrawals or loans. A terminated participant may not reallocate past contributions except in conjunction with a distribution.

[This section should be deleted effective 08-01-95.]

A.   Participatory Restrictions on the Activities
of Terminated Participants.  Subject to the
limitations of   , , , ,  and  of this plan, a
terminated participant's account will remain in this plan until s/he takes a distribution. A terminated participant may not contribute to the plan, withdraw from an optional sub-account, or obtain hardship withdrawals or loans.

[This section becomes effective on 08-01-95.]

A. Participation of Rehired Participants.

1. Non-Vested Participants.

a) 5 or Fewer Breaks in Service.  Any
terminated participant in this plan or in the
SIP, who is not yet vested in company-matched
contributions or company-matched stock
incentive contributions under this plan or
the SIP and who is subsequently rehired on
the executive, supervisory, administrative
and professional payroll before the
completion of 5 consecutive breaks in
service, becomes an eligible employee on his
or her date of rehire.  See   regarding
restoration of the company-matched sub-
account.

a) More than 5 Breaks in Service.  If the
individual described in sub-section  above is
rehired after incurring 5 consecutive breaks
in service, eligibility will be subject to
the requirements of   and   of this plan,
beginning with the date of rehire.

1. Vested Participants.  Any terminated
participant in this plan or in the SIP, who is vested in company-matched contributions or company-matched stock incentive contributions under this plan or the SIP and who is subsequently rehired on the executive, supervisory, administrative and professional payroll becomes an eligible employee on his or her reemployment date.

[This section should be deleted effective 01-01-96.]

A. Participation of Rehired Participants. Any terminated participant in this plan or the SIP who is subsequently rehired on or after January 1, 1996, on the executive, supervisory, administrative and professional payroll becomes an eligible employee on his or her reemployment date.

[This section becomes effective on 01-01-96.]



CONTRIBUTIONS


ARTICLE
I.  : CONTRIBUTIONS


A.   Base Pay.

1. Definition. Base pay is the annual salary paid by CG&E to a participant determined as of each pay period. Base pay excludes bonuses, shift differentials, overtime, incentive pay, moving allowances, living and similar allowances, and imputed income. Base pay includes the amount of all elective contributions made by CG&E on behalf of the participant pursuant to salary reduction agreements, if the amount is not included in the gross income of the participant under IRC 125. Base pay includes deferred compensation contributions made under this plan.

[This sub-section should be deleted effective 07-01-
96.]

1. Definition. Base pay is the annual salary paid by CG&E to a participant determined as of each pay period. Base pay excludes bonuses, shift differentials, incentive pay, moving allowances, living and similar allowances, and imputed income. Base pay includes the amount of all elective contributions made by CG&E on behalf of the participant pursuant to salary reduction agreements, if the amount is not included in the gross income of the participant under IRC 125.
Base pay includes deferred compensation
contributions made under this plan. For purposes of determining deferred compensation and optional contributions, base pay includes overtime. For purposes of determining company-matched contributions and company-matched stock incentive contributions, base pay excludes overtime.

[This sub-section becomes effective on 07-01-96 and should be deleted effective 01-01-97.]
1. Definition. Base pay is the annual salary paid by CG&E to a participant determined as of each pay period. Base pay excludes shift differentials, incentive pay, moving allowances, living and similar allowances, and imputed income. Base pay includes the amount of all elective contributions made by CG&E on behalf of the participant pursuant to salary reduction agreements, if the amount is not included in the gross income of the participant under IRC 125.
Base pay includes deferred compensation
contributions made under this plan. For purposes of determining deferred compensation and optional contributions, base pay includes overtime and bonuses. For purposes of determining company-matched contributions and company-matched stock incentive contributions, base pay excludes overtime, but includes bonuses.

[This sub-section becomes effective on 01-01-97.]

1. Use of Base Pay. Base pay shall be taken into account only while an employee is a participant in the plan.

1. Limitation on Base Pay. Base pay taken into account for determining contributions under the plan shall not exceed $150,000, as adjusted by the Commissioner of the Internal Revenue Service for increases in the cost of living in accordance with IRC 401(a)(17)(B).

1. Use of Base Pay Limitation. In determining the base pay of a participant for the purpose of determining the participant's accruals under this plan, the rules of IRC 414(q)(6) shall generally apply. However, the term "family" shall include only the spouse of the participant and any lineal descendants of the participant who have not attained age 19 prior to the close of the plan year. If, as a result of this application, the adjusted $150,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's base pay prior to the application of the limitation.

[This sub-section should be deleted effective 01-01-
97.]

A. Contributions. The plan will accept four types of contributions:

1.   Deferred Compensation Contributions.  A
deferred compensation contribution is the amount by which a participant directs CG&E to reduce his or her base pay and which CG&E is obligated to contribute to the plan. Participants may elect to have their base pay reduced by executing a plan participation agreement. CG&E will then make a contribution to the plan in an amount equal to the participant's selected reduction each pay period. The amount reduced, expressed in 1/2% increments, shall not exceed 15% of the participant's base pay.

1. Optional Contributions.  An optional
contribution is the participant's voluntary contribution made to the plan through payroll deduction after taxes have been withheld.
Participants may choose to make contributions to the plan each pay period through payroll deduction. These optional contributions, expressed in 1/2% increments, are deducted after taxes have been withheld. The amount of the optional contribution together with the deferred compensation contribution, shall not exceed 15% of the participant's base pay.

1. Company-Matched Contributions. The company-matched contribution is the amount contributed by CG&E to the participant's plan account from its earnings based upon the participant's deferred compensation contributions and/or optional contributions, as applicable. For each pay period of the participant, CG&E will contribute out of its accumulated earnings an amount, together with forfeitures, equal to 55% of each participant's deferred compensation and optional contributions up to and including 5% of the participant's base pay. Participants' contributions exceeding 5% of base pay will not be matched.

1. Company-Matched Stock Incentive
Contributions. The company-matched stock incentive contribution is the amount of CINergy stock contributed by CG&E in addition to the company-matched contribution. Depending on the performance of CINergy for the year, CG&E will contribute, if at all, an amount of CINergy stock equal in value to between $0.10 and $0.30 for each dollar of a participant's deferred compensation and optional contributions up to and including 4% of the participant's base pay for that year. Participants' contributions exceeding
4% of base pay will not be matched. If a participant did not make any deferred compensation or optional contributions during the year, s/he may still receive a company-matched stock incentive contribution based on the hypothetical assumption that s/he made deferred compensation or optional contributions of 1% of his or her base pay for that year.

[This section should be deleted effective 01-01-96.]

A. Contributions. The plan will accept five types of contributions:

1.   Deferred Compensation Contributions.  A
deferred compensation contribution is the amount by which a participant directs CG&E to reduce his or her base pay and which CG&E is obligated to contribute to the plan. Participants may elect to have their base pay reduced by informing the Committee through the voice or electronic response system or other media authorized by CG&E. CG&E will then make a contribution to the plan in an amount equal to the participant's selected reduction each pay period. The amount reduced, expressed in 1/2% increments, shall not exceed 15% of the participant's base pay.

1. Optional Contributions.  An optional
contribution is the participant's voluntary contribution made to the plan through payroll deduction after taxes have been withheld.
Participants may choose to make contributions to the plan each pay period through payroll deduction. These optional contributions, expressed in 1/2% increments, are deducted after taxes have been withheld. The amount of the optional contribution together with the deferred compensation contribution, shall not exceed 15% of the participant's base pay.

1. Company-Matched Contributions. The company-matched contribution is the amount contributed by CG&E to the participant's plan account from its earnings based upon the participant's deferred compensation contributions and/or optional contributions, as applicable. For each pay period of the participant, CG&E will contribute out of its accumulated earnings an amount, together with forfeitures, equal to 55% of each participant's deferred compensation and optional contributions up to and including 5% of the participant's base pay. Participants' contributions exceeding 5% of base pay will not be matched.

[This sub-section should be deleted effective 01-01-
97.]

1. Company-Matched Contributions. The company-matched contribution is the amount contributed by CG&E to the participant's plan account from its earnings based upon the participant's deferred compensation contributions. For each pay period of the participant, CG&E will contribute out of its accumulated earnings an amount, together with forfeitures, equal to 60% of each participant's deferred compensation contributions up to and including 5% of the participant's base pay.
Participants' contributions exceeding 5% of base pay will not be matched.

[This sub-section becomes effective on 01-01-97.]

1. Company-Matched Stock Incentive
Contributions. The company-matched stock incentive contribution is the amount of CINergy stock contributed by CG&E in addition to the company-matched contribution. Depending on the performance of CINergy for the year, CG&E will contribute, if at all, an amount of CINergy stock between $0.10 and $0.30 for each dollar of a participant's deferred compensation and optional contributions up to and including 4% of the participant's base pay for that year.
Participants' contributions exceeding 4% of base pay will not be matched. If a participant did not make any deferred compensation or optional contributions during the year, s/he may still receive a company-matched stock incentive contribution based on the hypothetical assumption that s/he made deferred compensation or optional contributions of 1% of his or her base pay for that year.

[This sub-section should be deleted effective 01-01-
97.]

1. Company-Matched Stock Incentive
Contributions. The company-matched stock incentive contribution is the amount of CINergy stock contributed by CG&E in addition to the company-matched contribution. Depending on the performance of CINergy for the year, CG&E will contribute, if at all, an amount of CINergy stock between $0.20 and $0.40 for each dollar of a participant's deferred compensation contributions up to and including 5% of the participant's base pay for that year. Participants' deferred compensation contributions exceeding 5% of base pay will not be matched. If a participant did not make any deferred compensation contributions during the year, s/he may still receive a company-matched stock incentive contribution based on the hypothetical assumption that s/he made deferred compensation contributions of 1% of his or her base pay for that year.

[This sub-section becomes effective on 01-01-97.]

1. Rollover Contributions.  A rollover
contribution is the amount contributed by a
participant to his or her plan account
attributable to a distribution from a retirement
plan of a former employer.  A participant must
make a written request to the Committee to make a
rollover contribution.  The request must include
a statement detailing the type of property to be
rolled over and that such property is an eligible
rollover contribution.   If the Committee so
permits, the participant may transfer the amount of the rollover contribution to the trustee.

[This section becomes effective on 01-01-96.]

A. Contributions Due to Military Leave.
Notwithstanding any provision of this plan to the contrary, contributions with respect to qualified military service will be provided in accordance with IRC 414(u).

A. Contributions from Sources other than Base Pay.

1. Settlement of Disputes. Prior to the time a participant becomes entitled to receive a lump sum payment of wages in settlement of a dispute with CG&E, the participant may direct contributions to this plan from the lump sum payment in the same percentages and allocation to funds as are in effect at the time when the lump sum amount is paid. CG&E may also make company-matched contributions and/or company-matched stock incentive contributions on the settlement amount.

1. Lump Sum Payment in Lieu of Salary. If a class of participants is designated by CG&E to receive certain pay in the form of a lump sum, the determination of whether that special pay may be used as base pay for making contributions to this plan shall be determined by CG&E. CG&E may also make a determination whether it will make company-matched contributions and/or company-matched stock incentive contributions for each payment of a special lump sum. In the event that the special pay is permitted to be used as base pay for plan contributions, those contributions must be in the same percentages designated by the participant and in effect at the time when the lump sum amount is paid.

A.   Changing the Percentage of Contributions.

1. Participants. A participant may change the percentage of deferred compensation contributions or optional contributions four times per year.

 [This sub-section should be deleted effective
01-01-96.]

1. Participants. A participant may change the percentage of deferred compensation contributions and/or optional contributions at anytime through the voice or other electronic response system or other media authorized by CG&E.

[This sub-section becomes effective on 01-01-96.]

1. Other Beneficial Owners.  Terminated
participants, beneficiaries and alternate payees may not contribute to this plan.

A.   Limitation on Deferred Compensation
Contributions.

1. Maximum Amount. A participant's deferred compensation contributions shall not exceed the maximum deferred amount in effect for that tax year pursuant to IRC 402(g) . The maximum amount for 1995 is $9,240 and is adjusted annually as announced by the Internal Revenue
Service.

1. Flipover Provision.  At the time the IRC
402(g) limit is reached for the amount being deferred by a participant, the same percentage contribution shall be continued as an optional contribution for that participant for the remainder of the year. These optional contributions will be allocated to investment funds in accordance with the most recent directions filed by the participant regarding optional contributions. If the participant has never filed an Allocation of Future Contributions form including directions for optional contributions, the contributions will be invested in the money market fund until the directions for optional contributions are filed with the Committee.

 [This sub-section should be deleted effective 01-01-96.]

1. Flipover Provision.  At the time the IRC
402(g) limit is reached for the amount being deferred by a participant, the same percentage contribution shall be continued as an optional contribution for that participant for the remainder of the year. These optional contributions will be allocated to investment funds in accordance with the most recent directions given by the participant through the voice or other electronic response system or other media authorized by CG&E regarding optional contributions. If the participant never furnished such directions, the contributions will be invested in the money market fund until the directions for optional contributions are provided by the participant to the Committee.

[This sub-section becomes effective on 01-01-96.]

1. Suspended Participants.   When a participant
affected by this section is under suspension of
optional contributions under   below, the    or
flipover provisions will not be effective.
When the limit is reached, all contributions by the suspended participant shall stop.

1. Excess Deferred Compensation Contributions.
If a participant files a plan participation
agreement which causes CG&E to inadvertently
defer more than is permitted in   above, the
excess deferred compensation contribution shall be returned to the participant.

[This sub-section should be deleted effective 01-01-
96.]

1. Excess Deferred Compensation Contributions.
If a participant informs the Committee through the voice or other electronic response system or other media authorized by CG&E which causes CG&E to inadvertently defer more than is permitted in above, the excess deferred compensation contribution shall be returned to the participant.

[This sub-section becomes effective on 01-01-96.]

A.   Voluntary Suspension of Contributions.

1. General Rule. Participants may suspend either their deferred compensation or optional contributions, or both by filing an application to suspend contributions with the Committee.

1. Effective Date. Voluntary suspensions shall become effective on a pay date no later than 30 days after the application to suspend contributions was filed with the Committee.

1. Period of Suspension. Participants may not make the suspended type of contributions to the plan for at least 12 months from the effective date of the suspension.

1. Makeup of Contributions. Participants may not make up suspended contributions.

[This section should be deleted effective 01-01-96.]

A.   Involuntary Suspension of Contributions.

1. Hardship Withdrawals. Participants who have obtained a hardship withdrawal shall be automatically suspended from making deferred or optional contributions for a period of 12 months beginning from the date of the distribution of the hardship withdrawal.

1. Leaves of Absence. Contributions to the plan are automatically suspended during a participant's leave of absence, because the participant earns no base pay from which to contribute. When the participant returns to work for CG&E, contributions shall automatically resume with the first pay check in accordance with the terms of the most recent plan participation agreement.

[This sub-section should be deleted effective 01-01-
96.]

1. Leaves of Absence. Contributions to the plan are automatically suspended during a participant's leave of absence, because the participant earns no base pay from which to contribute. When the participant returns to work for CG&E, contributions shall automatically resume with the first pay check in accordance with the terms most recently provided by the participant on the voice or other electronic response system or other media authorized by CG&E.

[This sub-section becomes effective on 01-01-96.]

A.   Resumption of Contributions.  Upon the
expiration of the required period of suspension, participants may resume making contributions to the plan by filing a resumption of contributions form with the Committee. The resumption will be effective on the first pay date of the month no later than 30 days after the date the resumption of contributions form was filed with the Committee. Contributions will resume at the same percentages of base pay as were in effect at suspension. If the resumption of contributions form was filed during the period of suspension, it will become effective on the first pay date of the month following the period of suspension.

[This section should be deleted effective 01-01-96.]

A. Resumption of Contributions. Upon the expiration of the required period of suspension, participants may resume making contributions to the plan by informing the Committee through the voice or other electronic response system or other media authorized by CG&E. The resumption will be effective on the first pay date of the month no later than 30 days after the date the participant informs the Committee of his or her intent to resume contributions. Contributions will resume at the same percentages of base pay as were in effect at suspension. If the participant informs the Committee during his or her suspension, the resumption of contributions will become effective on the first pay date of the month following the period of suspension.

[This section becomes effective on 01-01-96.]

A.   Remittance of Contributions.  CG&E will
generally forward all deferred compensation, optional, and company-matched contributions to the trustee on the pay date for which the contributions are effective. In any event, CG&E must transmit these contributions promptly after the end of the month in which the contributions are taken.

A.   Return of Company-Matched Contributions and
Company-Matched Stock Incentive Contributions.

1. General Rule.  Except as provided in   , , ,
and , and in this section, the assets of the plan shall never revert to or be used by CG&E.

a) Mistaken Contributions. Company-matched contributions and company-matched stock incentive contributions made to the trust by reason of a mistake of fact may be returned to CG&E within one year after the payment of the contribution.

a) Non-deductible Contributions.
Company-matched contributions and company-matched stock incentive contributions made to the plan which are deemed non-deductible pursuant to IRC 404 shall be returned to CG&E within one year after the disallowance of the deduction. If any portion of the non-deductible amount is from a participant's deferred compensation contribution, that amount shall be returned to the participant.




INVESTMENTS


ARTICLE
I.  :  INVESTMENTS


A.   Principles of Investment Fund Selection.  The
Committee will establish and direct the trustee to maintain in the trust at least three investment funds, which collectively are intended to comply with ERISA 404 c) and the regulations thereunder.

A. Selection of Investment Funds. One of the investment funds will be the company stock fund. The
Committee will select the other investment funds, following the principles of . If a fund is added or deleted, beneficial owners will be given the opportunity to reallocate their past contributions and redirect their sub-accounts among the authorized investment funds.

A. Investment Funds in the Plan. The following are the investment funds maintained in the plan trust:

1. Company Stock Fund. The company stock fund is a unitized fund which consists largely of shares of CINergy common stock, and a proportionately small amount of cash. It has been available (formerly with CG&E common stock) since the plan was established on October 1, 1983. The stock will be purchased at fair market value on the open market or from CINergy through the issuance of authorized but previously unissued shares at the option of CINergy. The stock may also be obtained through the exercise of stock rights. Stock received by the trustee as a stock dividend distribution or right is reflected by an increase in the unit value.

1. Fidelity Magellan Fund.   The Fidelity
Magellan Fund seeks capital appreciation by in-
vesting primarily in common stock and securities
convertible into common stock.   It was added as
an additional investment option on 10-01-92.

1. Fidelity Equity-Income Fund.  The Fidelity
Equity-  Income Fund seeks reasonable income by
investing primarily in income-producing equity
securities.   It has been available since the
plan was established on October 1, 1983.

1. Fidelity Intermediate Bond Fund.  The
Fidelity Intermediate Bond Fund seeks to obtain a high level of current income by investing primarily in high and upper-medium grade fixed-income obligations. It has been available since the plan was established on October 1, 1983.

1. The PNC Fund (Sower Money Market Fund -
Money Market Portfolio).   The investment
objective of this portfolio is to provide as high
a level of current interest income as is
consistent with maintaining liquidity and
stability of principal.   This fund is called
the money market fund throughout this plan. A money market fund, but not necessarily this particular fund, has been available since the plan was established on October 1, 1983.

 [This sub-section should be deleted effective 01-01-96.]

1. Fidelity Retirement Money Market Fund. The investment objective of this portfolio is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. This fund is called the money market fund throughout this plan. A money market fund, but not necessarily this particular fund, has been available since the plan was established on October 1, 1983.

[T
hi
s
su
b-
se
ct
io
n
be
co
me
s
ef
fe
ct
iv
e
on
01
-
01
-
96
 .]

1. Loan Fund. The loan fund consists of all promissory notes securing plan loans to participants. The loan fund is administered as described in Article .

A. Vested Interest Response Line (VIR Line). The vested interest response line is the telephone line established and maintained by the trustee for use by participants to access their account information and to effectuate certain transactions affecting their accounts. The Vested Interest Response Line is referred to as the VIR Line throughout this plan.

A.   Participant Investment Elections.  A
participant selects investment funds for his or her future contributions by using the investment election menu on the VIR Line. Investments must be made in whole percentage increments.

A. Investment of Contributions. The trustee shall invest the participants' contributions from CG&E in the participants' current designated investment selections. If the trustee has no record of a current investment selection for a participant's contribution, it shall invest the contribution in the money market fund. The trustee shall invest all company-matched contributions and company-matched stock incentive contributions in the company stock fund.

[This section should be deleted effective 01-01-96.]

A. Investment of Contributions.  The trustee shall
invest the participants' contributions from CG&E in
the participants' current designated investment
selections.  If the trustee has no record of a
current investment selection for a participant's
contribution, it shall invest the contribution in the
money market fund.  The trustee shall invest all
company-matched contributions and company-matched
stock incentive contributions in the company stock
fund.   However, a participant who has reached age
50 may elect to invest his or her company-matched contributions and company-matched stock incentive contributions in any one or more of the investment funds as s/he directs by informing the Committee through the voice or other electronic response system or other media authorized by CG&E. Allocations must be made in whole percentages.

[This section becomes effective on 01-01-96.]

A.   Initial Allocation of Deferred and Optional
Contributions.  A participant's deferred compensation
and/or optional contributions will be allocated to
any one or more of the investment funds as s/he
directs by filing an allocation of future
contributions form with the Committee.   Allocations
must be made in any whole percentage. Allocations will apply to all contributions made on or after the entry date (see ). Participants' contributions will be invested in the investment funds as of the valuation date coinciding with or next following the date on which they are received by the trustee. If the allocation form is not yet received by the trustee when it must allocate contributions, the contributions will be invested in the money market fund, until the directions for allocations are filed with the Committee.

[This section should be deleted effective 01-01-96.]

A. Initial Allocation of Deferred and Optional
Contributions. A participant's deferred compensation and/or optional contributions, collectively, will be allocated to any one or more of the investment funds as s/he directs by informing the Committee through the voice or other electronic response system or other media authorized by CG&E. Allocations must be made in any whole percentage. Allocations will apply to all contributions made on or after the entry date
(see ). Participants' contributions will be invested in the investment funds as of the valuation date coinciding with or next following the date on which they are received by the trustee. If the trustee has not yet received the participant's investment directions when it must allocate contributions, the contributions will be invested in the money market fund, until the directions for allocations are provided by the participant to the Committee.

[This section becomes effective on 01-01-96.]

A.   Investment Fund Transfers of Current Balances.
A participant can select reallocation of his or her current account balance in different investment funds and/or different percentages of allocation by using the fund transfers menu on the VIR Line.
Investments must be made in whole percentage increments. A participant may elect or change investment funds and/or the percentages in which contributions will be allocated once per quarter.

[This section should be deleted effective 08-01-95.]

A. Investment Fund Transfers of Current Balances.
Except for participants or terminated participants
whose accounts are frozen due to pending domestic
relations orders, any participant or terminated
participant with an account balance under the plan
can select reallocation of his or her current account
balance in different investment funds and/or
different percentages of allocation by using the fund
transfers menu on the VIR Line.   Investments must
be made in whole percentage increments. A participant or terminated participant may elect or change investment funds and/or the percentages in which allocation will be allocated once per quarter.

[This section becomes effective on 08-01-95 and should be deleted effective 01-01-96.]

A. Investment Fund Transfers of Current Balances.
Except for participants or terminated participants
whose accounts are frozen due to pending domestic
relations orders, any participant or terminated
participant with an account balance under the plan
can select reallocation of his or her current account
balance in different investment funds and/or
different percentages of allocation by using the fund
transfers menu on the VIR Line.   Investments must
be made in whole percentage increments. A participant or terminated participant may elect or change investment funds and/or the percentages in which allocations will be allocated at anytime.

[This section becomes effective on 01-01-96.]

A. Risk of Loss. The participant (or terminated participant) bears the effect for all gain or loss in market value of the investments selected for his or her plan assets. The participant (or terminated participant) also bears the effect of any market fluctuations which occur between the time his or her instructions are delivered to the Committee or the trustee and the time that the instructions are effectuated. The trustee, the Committee, the individual Committee members, and CG&E will not be responsible or liable to participants (or terminated participants) for the negative or positive effect of market fluctuations or reasonable delay in processing transactions upon their accounts.

A.   Voting CINergy Stock.

1. Participation Instructions. The trustee shall vote the shares of CINergy stock credited to the accounts of beneficial owners in accordance with the instructions given by the beneficial owner. If the instructions are not received by the trustee by a date the trustee designates prior to any meeting of shareholders of CINergy, the trustee shall vote such uninstructed shares at its discretion.

1. Trustee Discretion. The trustee shall vote at its discretion the CINergy stock held in the company stock fund which have not been allocated to beneficial owners' accounts as of the record date of any meeting of shareholders of CINergy.



ACCOUNTS

ARTICLE
I.  :  ACCOUNTS


A.   Accounts and Sub-accounts.

1. Account. Each beneficial owner's total assets in the plan shall be maintained in a separate account. The account shall reflect all transactions regarding the beneficial owner's assets. The assets in an account shall be allocated among sub-accounts.

1. Sub-account. Each account must include one or more of the following sub-accounts:

a)     a deferred compensation sub-account ;

a)     an optional sub-account; and

a)    a company-matched sub-account.

 [This sub-section should be deleted effective 01-01-96.]

1. Sub-account. Each account must include one or more of the following sub accounts:

1) a deferred compensation sub-account;

2) an optional sub-account;

3)  a company-matched sub-account; and

4) a rollover sub-account.

[Thi
s
sub-
sect
ion
beco
mes
effe
ctiv
e on
01-
01-
96.]

1. A
ccoun
t
Value
 .
Each
parti
cipan
t's
accou
nt is
value
d
daily
 .
The
value
of an
accou
nt
refle
cts
the
numbe
r of
units
of
each
inves
tment
fund
owned
by
the
parti
cipan
t and
is
based
upon
the
unit
price
of
each
fund.
Both
the
units
owned
and
the
price
refle
ct a
close
of
busin
ess
valua
tion.

2.   Investment Ownership.  The trustee owns
all plan assets as a fiduciary on behalf of the beneficial owners .

A.   Quarterly Statements.  The trustee shall
prepare an individual statement of account for each
beneficial owner on a quarterly basis.   The
statements will reflect the status of the account and sub-accounts of the beneficial owner. The trustee shall mail the statements to the beneficial owners as soon as practical after each quarter end.




VESTING AND FORFEITURES


ARTICLE
I.  :  VESTING AND FORFEITURES


A. Vesting. The process by which an employee becomes entitled to a nonforfeitable benefit under this plan.

A. Year of Vesting Service. Each period of 12 consecutive months of employment, beginning with the date on which the employee first performed an hour of service for CG&E or any related company, during which he or she completes at least 1,000 hours of service.
The calculation period begins on the date (and subsequent anniversaries of that date) the employee first performed an hour of service for CG&E or a related company. Hours of service prior to the date on which the relationship to the Cincinnati Gas &
Electric Company began are not included for the purpose of vesting under this plan. The hours of service of non-participating employees, leased employees and co-ops are included in determining their years of vesting service.

[This section should be deleted effective 01-01-96.]

A.   Vested Benefits.

1. Vested Accrued Benefit. The portion of a participant's account available for distribution to the participant upon termination of employment with CG&E.

1. Deferred Compensation Sub-account and
Optional
Sub-account. Participants are immediately vested in their deferred compensation sub-accounts and optional sub-accounts.

[This sub-section should be deleted effective 01-01-
96.]

1. Deferred Compensation Sub-account, Optional
Sub-account and Rollover Sub-account.
Participants are immediately vested in their deferred compensation sub-accounts, optional sub-accounts and rollover sub-accounts.

[This sub-section becomes effective on 01-01-96.]

1. Company-Matched Sub-account. Participants are vested in their company-matched sub-accounts upon occurrence of any of the following:

a) termination of this plan,

a) partial termination of this plan with respect to affected participants,

a)    the participant attains 5 years of
vesting service,

a)    the participant dies,

a)    the participant becomes disabled,

a)    the participant retires under the
MRP,

a)    the participant is permanently laid
off for lack of work,

a)    the participant attains age 65.

 [This sub-section should be deleted effective 01-01-96.]

1. C
omp
any
-
Mat
che
d
Sub
-
acc
oun
t.
Par
tic
ipa
nts
who
are
cre
dit
ed
wit
h
one
hou
r
of
ser
vic
e
on
or
aft
er
Jan
uar
y 1
,
199
6
are
imm
edi
ate
ly
ves
ted
in
the
ir
com
pan
y-
mat
che
d
sub
-
acc
oun
ts.

[This sub-section becomes effective on 01-01-96.]

A.   Vesting of Former Employees.

1. Impact of Breaks in Service. Non-vested former employees who resume employment will be credited for vesting purposes with their prior years of service so long as the number of consecutive breaks in service (see ) incurred by the employees do not exceed five.

 [This sub-section should be deleted effective 01-01-2001.]

1. Impact of Breaks in Service.  Terminated
participants who are credited with an hour of
service on or after January 1, 1996 are not
subject to the break in service rules provided in
 .

 [This sub-section becomes effective on 01-01-96.]

1. Immediate Vesting. Former employees or participants who were vested in SIP or DCIP prior to termination of employment will retain or immediately obtain vested status in this plan.

A.   Special Vesting Rules.

1. Parental Leaves. For the purpose of deter-mining a participant's years of vesting service, a non-vested participant who is granted a leave of absence for the purpose of giving birth to and/or nurturing a newborn, or adopting a child, will be granted credit for 190 hours of vesting service per month, not to exceed a total of 501 hours, during that leave of absence. Hours of vesting service will be granted in the year in which the absence commences to the extent necessary to prevent the employee from incurring a break in service for vesting purposes. To the extent the hours of vesting service are not needed to prevent a break in vesting service, the employee will be credited with the hours of vesting service in the immediately following year to prevent the occurrence of a break in vesting service during that year.

1. Military Leaves. Notwithstanding any provision of this plan to the contrary, credit for vesting service with respect to qualified military service will be provided in accordance with IRC 414(u) .

A.   Forfeitures and Restorations.

1. Forfeiture.  A participant who terminates
employment with CG&E and is not vested in his or
her company-matched sub-account will forfeit the
amount in the company-matched sub-account.  The
participant shall be deemed to have received a
distribution of zero for the company-matched
account.  The forfeiture will occur upon the
participant's termination of employment with
CG&E.  This forfeiture may be restored in
accordance with   below.

 [This sub-section should be deleted effective 01-01-2001.]

1. Forfeiture.  A participant's benefit will be
forfeited only in accordance with   if the
participant is credited with an hour of service on or after
January 1, 1996.

 [This sub-section becomes effective on 01-01-96.]

1. Use of Forfeitures.  Forfeitures shall be
used to reduce the company-matched contributions
which are to be made in accordance with   ,  and
 .

1.   Restoration of Forfeitures.  A terminated
participant, described in   above, who resumes
employment with CG&E before incurring 5
consecutive breaks in service shall have his or her company-matched sub-account restored, without dividends earned in the interim.

 [This sub-section should be deleted effective 01-01-96.]

1. Restoration of Forfeitures. A terminated participant who is credited with an hour of service on or after January 1, 1996, shall have his or her benefit restored in accordance with .

[This sub-section becomes effective on 01-01-96.]

1. Source of Restorations. Restorations of the company-matched sub-account shall be made from forfeitures during the plan year of the restoration. If there are insufficient forfeitures to cover restorations in any given plan year, CG&E shall make additional contributions to cover the deficit.






DISTRIBUTIONS


ARTICLE
I.  :  DISTRIBUTIONS


A. Distribution. A distribution is the delivery of all of the vested assets in a plan account to its beneficial owner.

A.   Eligibility for Distribution.

1. Termination. Terminated participants are eligible to receive distribution upon termination of employment for any reason .

1. Disability. Participants and terminated participants are eligible to receive distribution as of the dates on which they become eligible to receive disability benefits under the MRP if they:

a)    have been granted disability benefits
by the Social Security Administration, or

a)    are determined to be disabled by
CG&E's medical director.

[This sub-section should be deleted effective 01-01-
97.]

1. Death. Beneficiaries are eligible to receive distribution upon the death of the participant from whom their interests are derived.

1. Acceptance of a DRO. An alternate payee under a DRO which has been accepted by the plan is given a window opportunity to elect distribution. See .

1. Plan Termination. The Committee shall make a distribution to all participants if the plan is terminated without the establishment of a successor plan.

[This sub-section should be deleted effective 01-01-
96.]
1. Plan Termination. The Benefits Manager shall make a distribution to all participants if the plan is terminated without the establishment of a successor plan.

[This sub-section becomes effective on 01-01-96.]

1. Sale of CG&E. The Committee shall make a distribution to all participants if substantially all of CG&E's assets are sold.

[This sub-section should be deleted effective 01-01-
96.]

1. Sale of CG&E. The Benefits Manager shall make a distribution to all participants if substantially all of CG&E's assets are sold.

[This sub-section becomes effective on 01-01-96.]

1. Sale of a Subsidiary. The Committee shall make a distribution to participants who are employed by a CG&E subsidiary if the subsidiary is sold and the participants are no longer employed by CG&E. If CG&E sells a subsidiary, but retains the employees who formerly worked for that subsidiary, those employees will not qualify for a distribution as a result of the sale.

[This sub-section should be deleted effective 01-01-
96.]

1.   Sale of a Subsidiary.  The Benefits
Manager shall make a distribution to participants who are employed by a CG&E subsidiary if the subsidiary is sold and the participants are no longer employed by CG&E. If CG&E sells a subsidiary, but retains the employees who formerly worked for that subsidiary, those employees will not qualify for a distribution as a result of the sale.

[This sub-section becomes effective on 01-01-96.]

A. Distribution Valuation Date. The distribution valuation date for a beneficial owner is the business day on which the beneficial owner's units in the funds are sold for the purpose of disbursing funds for a loan, a withdrawal or a distribution.

A. Valuing a Distribution. The value of an account for the purpose of distribution shall be based upon the value of the units in the CINergy stock funds and the mutual funds, determined as of the distribution valuation date .

A. Events Triggering Distribution. As used in this Article, an event consists of a participant's termination, retirement, permanent layoff for lack of work, disability, or death.

1. Vested Benefit of $3,500 or Less. If the vested benefit is $3,500 or less, the Committee shall make a distribution in a lump sum.

[This sub-section should be deleted effective 01-01-
96.]

1. Vested Benefit of $3,500 or Less. If the vested benefit is $3,500 or less, the Benefits
Manager shall make a distribution in a lump sum.

[This sub-section becomes effective on 01-01-96.]

1. Vested Benefit Over $3,500.   If the vested
benefit is over $3,500, the participant or beneficiary shall elect to receive or delay the distribution. The election must be filed with the Committee within 60 days of the event. A participant or beneficiary who has elected to delay the distribution can elect a distribution at a later time by filing an application for distribution with the Committee.

 [This sub-section should be deleted effective 01-01-96.]

1. Vested Benefit Over $3,500.   If the vested
benefit is over $3,500, the participant or beneficiary shall elect to receive or delay the distribution. The election must be received by the Benefits Manager within 60 days of the event.
A participant or beneficiary who has elected to delay the distribution can elect a distribution at a later time by informing the Benefits Manager through the voice or other electronic response system or other media authorized by CG&E.

[Thi
s
sub-
sect
ion
beco
mes
effe
ctiv
e on
01-
01-
96.]

1. Mandatory Distribution After an Event.  The
Committee shall disburse a distribution no later than the 60th day after the close of the calendar year in which the terminated participant who has been affected by an event attains or would have attained age 65. If the terminated employee is age 65 or older on the date of the event, the distribution shall be made within 60 days of the year end during which the event occurred.

  [This sub-section should be deleted effective 01-
01-96.]

1. Mandatory Distribution After an Event.  The
Benefits Manager shall disburse a distribution no later than the 60th day after the close of the calendar year in which the terminated participant who has been affected by an event attains or would have attained age 65. If the terminated employee is age 65 or older on the date of the event, the distribution shall be made within 60 days of the year end during which the event occurred.

  [This sub-section becomes effective on 01-01-96.]

A.   Participant's Mandatory Distribution Year.
The following rules shall apply regardless of any other distribution provision in the plan.

1.   Definition.  A participant's mandatory
distribution year is the year in which s/he attains age 70 1/2.

1. Lump Sum Distribution. The Committee shall make a distribution of all vested benefits accrued as of the September 30 of a participant's mandatory distribution year. The distribution shall be in a lump sum. The distribution shall be disbursed by April 1 following the end of the participant's mandatory distribution year.

[This sub-section should be deleted effective 01-01-
96.]

1. Lump Sum Distribution. The Benefits Manager shall make a distribution of all vested benefits accrued as of the September 30 of a participant's mandatory distribution year. The distribution shall be in a lump sum. The distribution shall be disbursed by April 1 following the end of the participant's mandatory distribution year.

[This sub-section becomes effective on 01-01-96.]

1. Subsequent Annual Distributions. If the participant has assets in the plan after the mandatory distribution year, the Committee shall distribute all vested benefits accrued as of September 30 each subsequent year, by December
31st of that year.

[This sub-section should be deleted effective 01-01-
96.]

1. Subsequent Annual Distributions. If the participant has assets in the plan after the mandatory distribution year, the Benefits Manager shall distribute all vested benefits accrued as of September 30 each subsequent year, by December
31st of that year.

[This sub-section becomes effective on 01-01-96.]

1.   Continuing Contributions.  Participants
may continue to contribute to the plan after their mandatory distribution year.

[This section should be deleted effective 01-01-97 for all participants, except 5% owners.]

A.   Participant's (Other than 5% Owner's)
Mandatory Distribution Year. The following rules shall apply regardless of any other distribution provision in the plan.

1.   Definition.  A participant's (other than a
5% owner's) mandatory distribution year is the
later of the year in which s/he attains age 70
1/2 or retires.  A 5% owner's mandatory
distribution year is the year in which s/he
attains age 70 1/2. See   above for details.

1. Lump Sum Distribution. The Benefits Manager shall make a distribution of all vested benefits accrued as of the September 30 of a participant's
(other than a 5% owner's) mandatory distribution year. The distribution shall be in a lump sum.
The distribution shall be disbursed by April 1 following the end of the participant's (other than a 5% owner's) mandatory distribution year.

1. Subsequent Annual Distributions. If the participant (other than a 5% owner) has assets in the plan after the mandatory distribution year, the Benefits Manager shall distribute all vested benefits accrued as of September 30 each subsequent year, by December 31st of that year.

[This section becomes effective on 01-01-97 for all participants, except 5% owners.]

A.   Filing Forms for Distribution or Delay.

1.   General Rule.  A beneficial owner
generally must file an application for
distribution 90 days in advance of disbursement of a distribution from the plan.

[This sub-section should be deleted effective 01-01-
96.]

1. General Rule. A beneficial owner generally must apply for distribution by the voice or other electronic response system or other media authorized by CG&E 90 days in advance of disbursement of a distribution from the plan.

[This sub-section becomes effective on 01-01-96.]

1. Timing A Distribution. A beneficial owner must file an application for distribution with the Committee at least 15 business days before disbursement of a distribution from the plan.

[This sub-section should be deleted effective 01-01-
96.]

1. Timing A Distribution. A beneficial owner must apply for distribution with the Benefits
Manager through the voice or other electronic response system or other media authorized by CG&E at least 15 business days before disbursement of a distribution from the plan.

[This sub-section becomes effective on 01-01-96.]

1. Required Elections. If a beneficial owner fails to make a required election to immediately receive distribution or to delay distribution, the plan may process an election to delay distribution filed by the Committee on behalf of the beneficial owner.

[This sub-section should be deleted effective 01-01-
96.]

1. Required Elections. If a beneficial owner fails to make a required election to immediately receive distribution or to delay distribution, the plan may process an election to delay distribution as requested by the Benefits Manager on behalf of the beneficial owner.

[This sub-section becomes effective on 01-01-96.]

1.   Mandatory Distributions.  Any mandatory
distribution required by the plan or the Internal
Revenue Code may be made under the authority of an application for distribution filed by the Committee on behalf of the beneficial owner.

 [This sub-section should be deleted effective 01-01-96.]

1. Mandatory Distributions. Any mandatory distribution required by the plan or the Internal
Revenue Code may be made under the authority of a request for distribution made by the Benefits
Manager  on behalf of the beneficial owner.

[This sub-section becomes effective on 01-01-96.]

A. Timing of Distributions. The Committee will disburse distributions as a lump sum or in 5 annual installments.

1. Lump Sum Distributions. The trustee shall mail a lump sum payment to the beneficial owner approximately 15 business days following the day on which the application for distribution was filed with the Committee.

1. Five Annual Installments. A participant whose employment is terminated by reason of retirement under the terms of the MRP, disability, or permanent layoff for lack of work, may irrevocably elect to receive his or her account in five annual installments.
Installment distributions are not available to beneficiaries or to participants terminated for other reasons.

1. Timing of Installments. The eligible participant may elect to receive the first installment as soon as practical after the end of the month that the event occurs, or as soon as practical after the end of the year in which the event occurs. The trustee shall disburse the first installment no later than March 1 following the calendar year when the event occurred which triggered the distribution.
a)    Amount of Each Installment.  Those
who have elected 5 annual installments shall receive their accounts as follows: 1/5 of the account in the first installment, 1/4 of the account at the time of the second install-ment, 1/3 of the account at the time of the third installment, 1/2 of the account at the time of the fourth installment, and the balance of the account at the time of the last installment.

a) Subsequent Installments.  The payment
date for each subsequent installment shall be
as soon as is practicable within each plan
year following the anniversary date of the
initial payment.  The balance of the account
shall be revalued in accordance with   and
any CINergy stock will continue to be voted
by such a participant in accordance with  .
If a participant dies prior to receiving all
installments, the remainder in his or her
account will be paid in a lump sum to the
beneficiary or, if none, in accordance with
 .

[This section should be deleted effective 01-01-96.]

A. Timing of Distributions. The Benefits Manager will disburse distributions as a lump sum or in 5 annual installments.

1. Lump Sum Distributions. The trustee shall mail a lump sum payment to the beneficial owner approximately 15 business days following the day on which the Benefits Manager was informed of the participant's request for distribution through the voice or other electronic response system or other media authorized by CG&E.

1. Five Annual Installments. A participant whose employment is terminated by reason of retirement under the terms of the MRP, disability, or permanent layoff for lack of work, may irrevocably elect to receive his or her account in five annual installments.
Installment distributions are not available to beneficiaries or to participants terminated for other reasons.

1. Timing of Installments. The eligible participant may elect to receive the first installment as soon as practical after the end of the month that the event occurs, or as soon as practical after the end of the year in which the event occurs. The trustee shall disburse the first installment no later than March 1 following the calendar year when the event occurred which triggered the distribution.

a)    Amount of Each Installment.  Those
who have elected 5 annual installments shall receive their accounts as follows: 1/5 of the account in the first installment, 1/4 of the account at the time of the second install-ment, 1/3 of the account at the time of the third installment, 1/2 of the account at the time of the fourth installment, and the balance of the account at the time of the last installment.

a) Subsequent Installments.  The payment
date for each subsequent installment shall be
as soon as is practicable within each plan
year following the anniversary date of the
initial payment.  The balance of the account
shall be revalued in accordance with   and
any CINergy stock will continue to be voted
by such a participant in accordance with  .
If a participant dies prior to receiving all
installments, the remainder in his or her
account will be paid in a lump sum to the
beneficiary or, if none, in accordance with
 .

[This section becomes effective on 01-01-96.]

A.   In Kind Distribution.

1. General Rule. Distributions generally consist of a CINergy stock certificate reflecting the value of the units of the CINergy stock fund in the account as of the distribution valuation date, plus cash from the sale of all other plan investments and incidental cash from the CINergy stock fund.

1. Company Stock Fund. To the extent that a beneficial owner's account includes units of the CINergy stock fund as of the distribution valuation date, s/he may elect to receive cash in lieu of a CINergy stock certificate.

1. Fidelity Funds. The beneficial owner can direct the trustee to transfer his or her Fidelity Equity Income, Intermediate Bond and/or
Magellan funds, upon distribution, to an individual account at Fidelity by submitting an application to the Committee.

 [This sub-section should be deleted effective 01-01-96.]

1. Fidelity Funds. The beneficial owner can direct the trustee to transfer his or her Fidelity Equity Income, Intermediate Bond and/or
Magellan funds, upon distribution, to an individual account at Fidelity by informing the Benefits Manager through the voice or other electronic response system or other media authorized by CG&E.

 [This sub-section becomes effective on 01-01-96.]

A. Direct Rollovers to Other Plans.

1.   Election.

a)    Who May Elect.  Participants,
terminated participants, their beneficiaries
who are surviving spouses, and alternate
payees who are former spouses of
participants, may elect to have any portion
of an eligible rollover distribution paid
directly to their designated eligible
retirement plan.   Those making this
election must be entitled to distribution or withdrawal of their plan assets, under the terms of this plan. The only plan assets subject to direct rollover are those acquired by reason of being a participant, a surviving spouse or a former spouse alternate payee.

a) Manner of Election. This election must be made at the time and in the manner prescribed by the Committee.

1.   Distributions Eligible for Rollover.  An
eligible rollover distribution is any
distribution or withdrawal, except as stated in
below, of all or any portion of the account of
one of the persons listed in   above.

1.   Distributions Not Eligible for Rollover.

a)    Portions of Mandatory Distributions.
The portion of a mandatory distribution under which is required to be distributed under IRC
401(a)(9) is not eligible for direct
rollover.

[This sub-section should be deleted effective 01-
01-97 for all participants, except 5% owners.]

a) Portions of Mandatory Distributions.
The portion of a mandatory distribution under which is required to be distributed under IRC
401(a)(9) is not eligible for direct
rollover.

[This sub-section becomes effective on 01-01-97 for all participants, except 5% owners.]

a)    Portions Excluded from Gross Income.
The portion of any distribution which is not able to be included in the gross income of the beneficial owner is not eligible for direct rollover. For this purpose, gross income can include any unrealized appreciation of CINergy stock.

a)    Optional Contributions.  Optional
contributions are not eligible for direct rollover. However, interest and earnings attributable to optional contributions are eligible for direct rollover.

a)    Deemed Distributions.  A deemed
distribution which has occurred because of a participant's failure to make one or more loan payments is not eligible for direct rollover.

a)    Loan Offsets.  The portion of a
distribution due to termination of the
participant's employment with CG&E which offsets the unpaid portion of a plan loan will not be eligible for direct rollover.

a)    Periodic Distributions.   Any
distribution that is one of a series of
substantially equal periodic payments, made at least annually, to be paid over the life of the beneficial owner or the joint lives of the beneficial owner and his or her designated beneficiary, or to be paid for a specified period of at least 10 years is not eligible for direct rollover.

a)    Other.  Returns of elective deferrals
and corrective distributions of excess
contributions and attributable net income are
not eligible for direct rollover.   Returns
of deferrals in excess of the IRC 402(g) limits or in excess of the 415 limits are not eligible for direct rollover.

1. Eligible Retirement Plan. The definition of an eligible retirement plan for the purpose of accepting direct rollovers varies with the class of the person electing the direct rollover. The eligible retirement plan must be willing to accept the rollover distribution.

a)    Participants and Former Spouse
Alternate Payees. Participants and former spouse alternate payees may direct rollovers to an individual retirement account , an individual retirement annuity , an annuity plan or a qualified trust.
b)    Surviving Spouses.  Surviving spouses
may direct rollovers only to an individual retirement account, or an individual retirement annuity.

A. Settlement Statement. The trustee shall furnish a settlement statement with every distribution.

A.   Distribution Upon Death of a Participant or
Beneficiary.  In the event that the participant dies
with assets remaining in the plan, the assets will be
distributed to the participant's beneficiary.  If
there is no beneficiary, the assets will be
distributed to the participant's surviving spouse.
If the participant has no beneficiary or surviving
spouse at the time of the participant's death, assets
will be distributed to the participant's estate.  If
the beneficiary of a deceased participant dies while
assets remain in the plan, the assets will be
distributed to the estate of the beneficiary.  In the
event an alternate payee dies with assets remaining
in the plan, the assets will be paid to the estate of
the alternate payee.  In each case, the assets will
be distributed no later than the close of the plan
year which contains the fifth anniversary of the
participant's death.  If the spouse of a participant
or terminated participant is the beneficiary of the
plan account, the spouse may delay distribution until
the end of the calendar year in which the participant
or terminated participant would have attained age 65.
See    and .

A. Plan Hierchary for Distributions. Any sale of a participant's plan assets, which is necessary to generate cash for the purpose of disbursing cash in the amount of after-tax contributions, will be made using the plan hierarchy.





WITHDRAWALS DURING EMPLOYMENT


ARTICLE
I.  :  WITHDRAWALS DURING EMPLOYMENT


A.   Withdrawal.   A withdrawal is disbursement of
any part of the vested assets of a participant to that participant. Distribution installments are not withdrawals. Only participants are eligible to take withdrawals. All other beneficial owners are eligible only for distributions.

A.   Withdrawals from Company-Matched Sub-Accounts.
A participant may not withdraw from the
company-matched sub-account during the period s/he is employed by CG&E.

A.   Withdrawals from Optional Sub-Accounts.
Participants may withdraw from their optional sub-accounts plan by filing an application for withdrawal with the Committee. The trustee will disburse the withdrawal directly to the participant , or to another plan if the participant elects and the withdrawal qualifies for direct rollover. See .

[This section should be deleted effective 01-01-96.]

A. Withdrawals from Optional Sub-Accounts.
Participants may withdraw from their optional sub-accounts by the voice or other electronic response system or other media authorized by CG&E.
The trustee will disburse the withdrawal directly to the participant , or to another plan if the participant elects and the withdrawal qualifies for direct rollover. See .

[This section becomes effective on 01-01-96.]

A.   Amount Available for Optional Withdrawal.
Participants may withdraw either a specific whole
dollar amount or the entire balance from their
optional sub-accounts. If the participant withdraws
less than 100% of his or her optional sub-account
balance and requests a second withdrawal within a 12
month period, s/he will be required to withdraw the
remaining balance.
B.   Plan Hierarchy For Withdrawals.  If the
portion of the participant's account which is to be
withdrawn is invested in more than one fund, the
withdrawal amount will be deducted from the
investment funds using the plan hierarchy.   Each
fund will be exhausted before the withdrawal draws upon the next fund in the hierarchy.

A. Form of Withdrawals. Withdrawals generally consist of a CINergy stock certificate for the units of the CINergy stock fund in the sub-account as of the distribution valuation date, plus cash from the sale of all other plan investments and incidental cash from the CINergy stock fund.

A. Cash In Lieu of Stock. A participant may elect to receive cash in lieu of a CINergy stock certificate for his or her assets in the company stock fund.

A. Hardship. A hardship is an immediate and heavy financial need of a participant which cannot be met except through a withdrawal from the participant's deferred compensation sub-account in the plan.

A. Hardship Withdrawals. A participant may apply to the Committee for a withdrawal of all or a portion of his or her deferred compensation sub-account. The
Committee shall not grant the request unless it qualifies under the criteria listed in .

[This section should be deleted effective 01-01-96.]

A. Hardship Withdrawals. A participant may apply to the Benefits Manager for a withdrawal of all or a portion of his or her deferred compensation sub-account. The Benefits Manager shall not grant the request unless it qualifies under the criteria listed in .

[This section becomes effective on 01-01-96.]

A.   Amount Available for Hardship Withdrawals.
The amount available for a hardship withdrawal includes all deferred compensation contributions made in years prior to 1989, including any earnings and losses thereon, and deferred compensation contributions made on or after 01-01-89, excluding earnings and losses thereon. Hardship withdrawals are limited to the actual amount in the participant's account.

A.   Criteria for Granting a Hardship Withdrawal.
The Committee shall use the following criteria when considering an application for a hardship withdrawal:

1. Immediate and Heavy Financial Need.   The
request must be to satisfy an immediate and heavy financial need for one of the following reasons:

a)    Medical Expenses.  Unreimbursed
medical expenses, as described in IRC
213(d), incurred by the participant, the participant's spouse, or any dependents of the participant, as defined in IRC 152, or necessary for those persons to obtain medical care as described in IRC 213(d).

a)    Purchase of a Principal Residence.
Purchase, excluding mortgage payments, of a principal residence of the participant.

a) Tuition. Payment of tuition, related educational fees, and room and board for the next 12 months of post-secondary education for the participant, the participant's spouse, children, or dependents.

a) Prevention of Foreclosure. Prevention of eviction from, or foreclosure of the mortgage upon, the principal residence of the participant.

a) Funeral Expenses.  Payment of the
funeral expenses of the participant's spouse, children or dependents.

a)    Other Expenses.  Any other expense
identified by the Internal Revenue
Commissioner  as an immediate and heavy
financial need.

1. Amount Necessary to Satisfy the Need. The hardship withdrawal is limited to the amount necessary to satisfy the need, plus any amounts necessary to pay federal, state or local income taxes or penalties reasonably anticipated to result from the hardship withdrawal. The participant must submit reasonable documentation of the existence and amount of the need. There must be no other resources reasonably available to satisfy the need. The participant must first take all available non-hardship distributions/loans from all of CG&E's other plans: RIP, SIP, MRP . This includes a withdrawal of available funds from the optional sub-account. If a plan loan is either unavailable to the participant, or the available loan is insufficient to meet the need of a participant, and the other criteria of this section are met, the Committee may grant a hardship withdrawal.

[This section should be deleted effective 01-01-96.]

A. Criteria for Granting a Hardship Withdrawal.
The Benefits Manager shall use the following criteria when considering a request for a hardship withdrawal:

1. Immediate and Heavy Financial Need.   The
request must be to satisfy an immediate and heavy financial need for one of the following reasons:

a)    Medical Expenses.  Unreimbursed
medical expenses, as described in IRC
213(d), incurred by the participant, the participant's spouse, or any dependents of the participant, as defined in IRC 152, or necessary for those persons to obtain medical care as described in IRC 213(d).

a)    Purchase of a Principal Residence.
Purchase, excluding mortgage payments, of a principal residence of the participant.

a) Tuition. Payment of tuition, related educational fees, and room and board for the next 12 months of post-secondary education for the participant, the participant's spouse, children, or dependents.

a) Prevention of Foreclosure. Prevention of eviction from, or foreclosure of the mortgage upon, the principal residence of the participant.

a) Funeral Expenses.  Payment of the
funeral expenses of the participant's spouse, children or dependents.

a)    Other Expenses.  Any other expense
identified by the Internal Revenue
Commissioner  as an immediate and heavy
financial need.

1. Amount Necessary to Satisfy the Need. The hardship withdrawal is limited to the amount necessary to satisfy the need, plus any amounts necessary to pay federal, state or local income taxes or penalties reasonably anticipated to result from the hardship withdrawal. The participant must submit reasonable documentation of the existence and amount of the need. There must be no other resources reasonably available to satisfy the need. The participant must first take all available non-hardship distributions/loans from all of CG&E's other plans: RIP, SIP, MRP . This includes a withdrawal of available funds from the optional sub-account. If a plan loan is either unavailable to the participant, or the available loan is insufficient to meet the need of a participant, and the other criteria of this section are met, the Benefits Manager may grant a hardship withdrawal.

[This section becomes effective on 01-01-96.]

A.   Required Documentation for Hardship
Withdrawals. The participant must file the following documents with the Committee for consideration of a hardship withdrawal:

1. Application. The participant must complete an application for hardship withdrawal, including the spouse's signature acknowledging notice of the application, if the participant is married.

1. Documentation. The participant must attach photocopies of all papers which document the existence and the amount of the need.

1. Written Explanation. The participant must provide a clear and concise explanation, in his or her own words, of how the funds are to be used.

1. Quarterly Statement. The Committee will provide a copy of the participant's most recent quarterly statement indicating the amount of funds that are available to the participant.

1. Personal Financial Statement. A personal financial statement of the participant's assets and liabilities, including the spouse's notarized signature, if the participant is married.

[This section should be deleted effective 01-01-96.]

A. Required Substantiation for Hardship
Withdrawals. The participant must provide the following information to the Benefits Manager for consideration of a hardship withdrawal:

a) Request. The participant must make a request to the Benefits Manager for a hardship withdrawal through the voice or other electronic response system or other media authorized by CG&E. If the participant is married, the participant must furnish the Benefits Manager with the signature of the participant's spouse acknowledging notice by the spouse of the request.

b) Documentation. The participant must furnish photocopies of all papers which document the existence and the amount of the need.

c) Explanation. The participant must provide a clear and concise explanation, in his or her own words, of how the funds are to be used through the voice or other electronic response system or other media authorized by CG&E.

d) Quarterly Statement. The Benefits Manager will provide a copy of the participant's most recent quarterly statement indicating the amount of funds that are available to the participant.

e) Personal Financial Statement. A personal financial statement of the participant's assets and liabilities, including the spouse's notarized signature, if the participant is married.

[This section becomes effective on 01-01-96.]

A.   Disbursement of Hardship Withdrawals.   The
trustee will disburse a hardship withdrawal which has been accepted by the Committee directly to the participant.

[This section should be deleted effective 01-01-96.]

A.   Disbursement of Hardship Withdrawals.   The
trustee will disburse a hardship withdrawal which has been accepted by the Benefits Manager directly to the participant.

[This section becomes effective on 01-01-96.]

A. Settlement Statement. The trustee shall furnish a settlement statement with every distribution.

A.   Suspension Following Withdrawal.

1. Optional Sub-Account Withdrawal.
Participants who have withdrawn from their optional sub-accounts will not be permitted to make optional contributions to the plan until at least 12 months from the date of disbursement of the withdrawal.

1. Hardship Withdrawal. A participant who is granted a hardship withdrawal shall not be permitted to make deferred compensation or optional contributions to the plan until at least 12 months from the date of the hardship withdrawal disbursement. The IRC 402(g) limit on a participant's deferred compensation contributions for the taxable year of the participant following the taxable year in which the hardship withdrawal occurred shall be reduced by the amount of the participant's deferred compensation contributions during the taxable year in which the hardship withdrawal occurred.





LOANS


ARTICLE
I. :  LOANS


A. Eligibility for Loans . Participants currently receiving pay from CG&E may apply for and receive a loan from their deferred compensation sub-accounts.
No other beneficial owners are eligible for loans.
Specifically, participants on leaves of absence, terminated participants, beneficiaries and alternate payees are not eligible to receive loans.

A. Loan Requests.  Participants may request loans
through the current process established by the
Committee.   The participant must complete and
return the promissory note to the trustee. Upon receipt of the completed promissory note, the trustee will send a check for the loan amount to the participant.

[This section should be deleted effective 01-01-96.]

A. Loan Requests.  Participants may request loans
through the current process established by the
Committee.   The participant must execute the
promissory note. The promissory note, at the sole discretion of the Committee, may be provided on the back of the check which is issued to the participant for the loan amount. The promissory note will be properly executed and legally enforceable once the participant endorses the back of the check. The participant's endorsement evidences that s/he agrees to the repayment terms.

[This section becomes effective on 01-01-96.]

A. Limitation of Two Loans at any Given Time. A participant may apply for and obtain a second loan while the first loan remains outstanding. The second loan will be granted at the then prevailing rate of interest and for an entirely separate term of five years or less. The outstanding balance in the participant's loan account will reflect the total of the two loans, although the loans will remain separate and distinct on the trustee's records. The dollar limitation imposed by the plan for one loan will apply to the total outstanding balance for two loans for any given participant. A participant is limited to two outstanding loans at any given time.

A. Granting Loans. Loans will be granted from the plan for any reason.

A. Loan Amount.

1. 50% of Vested Account Limited by Deferred
Compensation Sub-Account. The loaned amount cannot exceed the lesser of $50,000 or 50% of the balance of the participant's vested accrued benefit (company-matched, deferred compensation and optional sub-accounts) and will be further limited by the actual amount in the deferred compensation contribution sub-account on the distribution valuation date for the loan.

[This sub-section should be deleted effective 01-01-
96.]

1. 50% of Vested Account Limited by Deferred
Compensation Sub-Account and Rollover Sub-
Account. The loaned amount cannot exceed the lesser of $50,000 or 50% of the balance of the participant's vested accrued benefit (company-matched, deferred compensation, optional and rollover sub-accounts) and will be further limited by the actual amount in the deferred compensation contribution sub-account and rollover sub-account on the distribution valuation date for the loan.

[This sub-section becomes effective on 01-01-96.]

1. Reduction of $50,000 Maximum.   The $50,000
maximum loan amount is reduced by the excess (if any) of the highest outstanding balance of loans to that participant during the one-year period ending on the day before the date the loan is made, over the outstanding balances of loans to that participant made under all qualified plans sponsored by CG&E on the date the loan is made.

A. Denial of Loans. The trustee shall not loan funds to a participant if granting the loan would result in a violation of any federal or state statute or regulation regarding loans.

A. Plan Hierarchy For Loans. If the participant's deferred compensation sub-account is invested in more than one fund, the loan amount will be deducted from the investments funds using the plan hierarchy.
Each fund will be exhausted before the loan draws upon the next fund in the hierarchy.

[This section should be deleted effective 01-01-96.]

A. Pro-rata Liquidation for Loans. The trustee shall liquidate the participant's deferred compensation sub-account investments and rollover sub-account investments in the same proportion that each investment bears to the entire deferred compensation contribution sub-account and rollover sub-account except for the loan fund. The trustee will disburse the cash produced to the participant minus any administrative fee.

[This section becomes effective on 01-01-96.]

A. Valuing an Account For A Loan. The trustee shall use the value of the account as of the opening of the business day on which it writes the check for the loan to the participant to determine the amount available for the loan.

A. Collateral for Loans.

1. Assignment and Restriction of Withdrawals.
The participant shall assign 50% of his or her vested accrued account, and shall sign a promissory note for the amount of the loan, including interest, payable to the order of the trustee. No collateral other than the participant's interest in the plan will be accepted as security for a plan loan. If a participant's optional sub-account becomes collateral for his or her loan, s/he will only be able to withdraw from the optional sub-account the difference between its total value and the portion of the balance of the optional sub-account necessary as collateral for the unpaid loan balance.

1. Effect of a DRO Upon Loan Collateral. If there are insufficient assets in the deferred compensation sub-account of a participant to satisfy the terms of a DRO because of one or more outstanding loans, the trustee will first take additional assets from the participant's optional sub-account, second from the company-matched sub-account, and finally from the loan account portion of the deferred compensation sub-account, in order to satisfy the DRO.

[This sub-section should be deleted effective 01-01-
96.]

1. Effect of a DRO Upon Loan Collateral. If there are insufficient assets in the deferred compensation sub-account, or next in the rollover sub-account, if any, of a participant to satisfy the terms of a DRO because of one or more outstanding loans, the trustee will first take additional assets from the participant's optional sub-account, second from the company-matched sub-account, third, from the loan account portion of the deferred compensation sub-account, and finally from the loan account portion of the rollover sub-account, if any, in order to satisfy the DRO.

[This sub-section becomes effective on 01-01-96.]

A. Interest Rate for Loans. The rate of interest charged on loans will be 1/2 of 1% above the prime rate charged by the trustee in its banking business on the first business day of the month during which the application is received by the trustee.

[This section should be deleted effective 01-01-96.]
A. Interest Rate for Loans. The rate of interest charged on loans will be a reasonable rate based on commercial standards in the lending industry.

[This section becomes effective on 01-01-96.]

A. Payment of Loans.  A participant who applies for
a loan must authorize CG&E to deduct loan payments
from his or her pay.   CG&E will remit loan
deductions to the trustee concurrent with disbursements of the payroll.

A. Minimum and Maximum Term of Loans. The participant shall specify the number of months for payment of the loan, with 12 months being the minimum term, and 60 months the maximum term.

[This section should be deleted effective 01-01-96.]

A. Minimum and Maximum Term of Loans. The participant shall specify the number of months for payment of the loan, with 12 months being the minimum term, and 54 months the maximum term.

[This section becomes effective on 01-01-96.]

A. Investment of Loan Payments. The trustee will direct loan payments to the investment funds according to the participant's most recent allocation of future contributions form that is on file.

[This section should be deleted effective 01-01-96.]

A. Investment of Loan Payments. The trustee will direct loan payments to the investment funds according to the most recently provided directions given by the participant through the voice or other electronic response system or other media authorized by CG&E.

[This section becomes effective on 01-01-96.]

A. Outstanding Loans for Terminated Participants.
Upon termination of employment, any outstanding loan
of a terminated participant is due immediately or the
outstanding amount of the loan will be in default
pursuant to    or  and reclassified as a partial
distribution.

[This section becomes effective on 01-01-96.]

A. Outstanding Loans for Participants on Military
Leave. Subject to the Committee's approval of such a policy, loan repayments will be suspended under this plan as permitted under IRC 414(u)(4).

A. Prepayment of Loans. A participant may pay the remaining loan balance at any time without any pre-payment penalties by check or money order made payable to the trustee. The prepayment should be sent or delivered to the Committee.

A. Loan Default. A participant's loan will go into default upon failure to make one or more payments during a calendar year, violation of any term of the promissory note signed by the participant, or upon declaration of the Committee at its discretion under the terms of the promissory note.

[This section should be deleted effective ___________.]

A. Loan Default. A participant's loan will go into default upon failure to timely make any payment during a calendar year or violation of any term of the promissory note signed by the participant.

[This section becomes effective on __________.]

A. Tax Effects of Loan Default. The participant shall pay the tax incurred for any events which arise out of any loan transaction with the plan or any failure to make payments under plan and promissory note requirements.

A. Curing Loan Default. A participant who has missed one or more loan payments during a plan year may make those payments up by direct payment to the Committee with a check or money order made payable to the order of the trustee in the amount of the payment, plus interest, on or before the final valuation date of the plan year to cure the default without tax or recharacterization consequences.

[This section should be deleted effective _________.]

A. Curing Loan Default. A participant who misses any loan payment may make up the missed payment by direct payment to the Committee with a check or money order made payable to the order of the trustee in the amount of the payment, plus interest, on or before the last day of the calendar quarter following the calendar quarter in which the required payment was due to cure the default without tax consequences.

[This section becomes effective on __________.]

A. Reamortization of Loans. A participant may reamortize a loan so long as the total time for repayment of the loan does not exceed 60 months.
Loan reamortizations will be under the plan terms and conditions in effect at the time of the reamortization.

[This section should be deleted effective 01-01-96.]

A. Reamortization of Loans. A participant who is on a leave of absence (other than military leave) for not longer than one year may reamortize a loan so long as the total time for repayment of the loan does not exceed 54 months and the loan payments due after the leave expires (or, if earlier, after the first year of the leave) are not less than those required under the original terms of the loan. Loan reamortizations will be under the plan terms and conditions in effect at the time of the reamortization.

[This section becomes effective on 01-01-96.]

A. Recharacterization of Sub-accounts . Effective as of the final valuation date of each plan year, the trustee shall recharacterize all or any portion of the optional and/or company-matched sub-accounts of a participant who has failed to make any loan payment(s) during the year, if those missed payments are still outstanding at the final valuation date.
The amount recharacterized shall be limited to the amount of the missed payments. The amount rechar-acterized will be credited to the participant's deferred compensation sub-account as a loan payment.
The trustee will notify the participant of the taxable amount of the distribution. The Committee does not waive its ability to determine that a loan is in default, or to foreclose upon a loan, by exercising its right to recharacterize the participant's sub-accounts under this provision.

[This section should be deleted effective ___________.]

A. Loan Fund Administration.

1. Single Loans. The promissory notes securing payment of loans from plan assets will be reflected on participants' quarterly statements under the loan fund assets. When participants receive plan loans, their investment allocations will reflect credits to their loan funds in an amount equal to the principal amount of the loan.
Their other sub-accounts will reflect a total reduction in value equivalent to the principal amount of the loan. As participants make loan payments, the value of the participants' loan funds will be reduced by the amount of the payments attributable to the principal of the loans. Principal and interest, as they are paid, will be allocated to investments per the most recent directions given by the participant. Once the loan is completely repaid, the participant's quarterly statement will reflect no investment in the loan fund.

1. Multiple Loans. The trustee shall maintain separate records of principal, interest, and payment schedule for each loan that a participant has outstanding at any given time. The participant's statement will not reflect each separate loan. The loan fund segment of the quarterly statements distributed to participants will reflect the total of all current loans outstanding to the participant.

1. Loans and DROs. The trustee will allocate as much of the participant's loan fund to the alternate payee as is necessary to satisfy the terms of the DRO if there are insufficient other assets in the participant's account due to the amount of the participant's assets on loan. To the extent possible, loans extended prior to the Committee's receipt of the DRO will be allocated to the alternate payee. However, loans extended after receipt of the DRO will be allocated, if necessary to meet the terms of the DRO. The participant will remain solely responsible for loan payments, even if some portion of a loan or loans has been allocated to an alternate payee to satisfy the terms of a DRO.




DOMESTIC RELATIONS ORDERS
AND ALTERNATE PAYEES


ARTICLE
I. :  DOMESTIC RELATIONS ORDERS AND ALTERNATE PAYEES


A. Domestic Relations Order (DRO). A domestic relations order is any judgment, decree or order, made pursuant to a state domestic relations law, which provides that child support, alimony, maintenance payments or marital property allocation will be made from the plan assets of a participant.
A domestic relations order is referred to as a DRO throughout the plan.

A. General Rule. The benefits due or to become due to any participant are subject to a domestic relations order accepted by the Committee.

A. Qualification and Acceptance of a DRO.

1. Initial Order. The DRO must meet the requirements of IRC 414(p) and use the sample
DRO language that has been approved by the Committee to be considered as qualified and to be accepted by the plan. The Committee shall determine whether or not a DRO is qualified. A court order which contains language presuming that it is qualified shall not be binding upon the plan.

1. Amended Orders. A DRO which modifies the terms of a previously qualified DRO may be accepted by the Committee. The amended DRO must meet the qualifications of above, and must be filed with the Committee before any irrevocable action has been taken on execution of the initial
DRO. Irrevocable actions include executed cash-outs and any transaction which the Committee decides is impossible or impractical to attempt to reverse.

A. Special Conditions Applicable to DROs.

1. Prohibition of Allocating Identical Assets
Multiple Times. No DRO may allocate benefits which have been allocated by a previously qualified and accepted DRO. However, an amended
DRO which is accepted by the plan may reallocate benefits previously allocated without violating this provision.

1. Applicable Plan(s). The nature of benefits allocated to an alternate payee will be determined in accord with the terms of the plan in effect on the date the DRO is entered onto the records of the issuing court.

A. Alternate Payee. An alternate payee is a participant's child, spouse, former spouse or other dependent who is designated to receive benefits under the plan by a DRO. The Committee may rely upon the determination of the court which issues the DRO that the designated alternate payee in the order is entitled, under the law of the appropriate state, to be so named.

A. Acknowledgment and Acceptance or Rejection of a
DRO.  As soon as practical after the Committee
receives a DRO, it will send the participant and
designated alternate payee an acknowledgment of
receipt, notice of acceptance or rejection and a copy
of the plan procedures for acceptance or rejection of
DROs.   The Committee will send a copy of the DRO
and notice of acceptance or rejection to the trustee.
The Committee shall accept or reject a DRO within 18 months of receiving it.

A. Division of Assets By the Trustee.

1. On Receipt of a DRO. The trustee shall freeze the account of the participant upon receiving notice from any plan agent that an Order purporting to be a DRO has been received.
Participants with frozen accounts may not obtain loans or withdrawals from the plan, and may not reallocate among funds. Distributions on frozen accounts are subject to delay, pending acceptance of a DRO.

1. On Rejection of a DRO. If the order is rejected, the trustee shall keep the account of the participant frozen for a reasonable period of time, pending receipt of an amended DRO which is accepted by the Committee, or direction from the Committee that the participant's account may become active.

1. On Acceptance of a DRO.  The trustee shall
segregate the plan assets into two or more
accounts as directed by the order as soon as it
receives notification that an order is accepted.
The trustee shall set up new accounts in the name
of each alternate payee under the order.   The
assets in the sub-accounts of the alternate payees shall be allocated among the investment funds in the same proportions as allocated in the sub-accounts of the participant from which they originated.

1. Participant with Outstanding Loans. If a participant has one or more loans outstanding and insufficient liquid deferred compensation sub-account assets to satisfy the terms of an accepted DRO, the trustee shall avoid allocating loan investment assets if possible. The trustee shall first take the necessary additional assets from the optional sub-account until it is exhausted. Second, the trustee shall take the necessary additional assets from the company-matched sub-account until it is exhausted. Finally, the trustee shall allocate the remaining funds necessary to satisfy the DRO from the loan investment portion of the deferred sub-account. (See ).

[This sub-section should be deleted effective 01-01-
96.]

1. Participant with Outstanding Loans. If a participant has one or more loans outstanding and insufficient liquid deferred compensation sub-account assets or next rollover sub-account assets, if any, to satisfy the terms of an accepted DRO, the trustee shall avoid allocating loan investment assets if possible. The trustee shall first take the necessary additional assets from the optional sub-account until it is exhausted. Second, the trustee shall take the necessary additional assets from the company-matched sub-account until it is exhausted. Third, the trustee shall take the necessary additional assets from the loan investment portion of the deferred sub-account.
Finally, the trustee shall allocate the remaining funds necessary to satisfy the DRO from the loan investment portion of the rollover sub-account.
(See  ).

[This sub-section becomes effective on 01-01-96.]

1. Denial of DRO within 18 Months.  If within
18 months of the original receipt of a DRO it, or a successor DRO, is determined to be not qualified, and no amended DRO acceptable to the plan has been submitted to the Committee, the assets in the alternate payees' sub-accounts will be restored to the sub-accounts of the partici-pant. The trustee shall restore the participant's account to active status.

A. Participatory Functions of Alternate Payees.
Alternate payees may not withdraw from any sub-account, contribute to any sub-account, apply for loans, apply for hardship withdrawals, or elect an installment distribution. An alternate payee may not change his or her investment direction of sub-accounts, except in conjunction with a distribution. The rights of an alternate payee are limited to: receipt of a quarterly statement of his or her account, receipt of the account proceeds in accord with the terms of the DRO or the plan, a change in the allocation of past contributions in conjunction with a distribution , the right to all claims procedures mandated by ERISA and the right to obtain copies of the plan document and summary plan description as mandated by ERISA. None of these rights under the plan will be in effect until the Committee certifies the pertinent DRO as qualified and so notifies the alternate payee.

A. Distribution of Assets Valued at $3,500 or Less.
The Committee shall distribute any alternate payee's
account assets valued at $3,500 or less at any
valuation date.  Upon the determination of the value
of the account, the alternate payee must file an
application for distribution.  The Committee shall
file an application for distribution on behalf of the
alternate payee if s/he does not do so within 60 days
of the determination of the value of the account
pursuant to   .  If insufficient cash assets are
available to distribute because of loans allocated to the account of the alternate payee, this mandatory distribution will be delayed until there are sufficient cash assets in the account.

[This section should be deleted effective 01-01-96.]

A. Distribution of Assets Valued at $3,500 or Less.
The Benefits Manager shall distribute any alternate
payee's account assets valued at $3,500 or less at
any valuation date.  Upon the determination of the
value of the account, the alternate payee must apply
for distribution through the voice or other
electronic response system or other media authorized
by CG&E.  The Benefits Manager shall apply for
distribution on behalf of the alternate payee if s/he
does not do so within 60 days of the determination of
the value of the account pursuant to   .  If
insufficient cash assets are available to distribute because of loans allocated to the account of the alternate payee, this mandatory distribution will be delayed until there are sufficient cash assets in the account.

[This section becomes effective on 01-01-96.]

A. Distribution of Assets Valued Over $3,500. If an alternate payee's assets in the plan are valued over $3,500, s/he is not eligible to receive a lump sum distribution until the participant from whom the account was derived reaches age 50, terminates employment, or dies. An alternate payee who becomes eligible for a distribution must file an application for a lump sum distribution with the Committee no later than the 90 days before the end of the year in which the participant from whom the account was derived becomes age 65. If the alternate payee does not file the application for distribution in a timely manner, the Committee shall file the application on his or her behalf pursuant to .

[This section should be deleted effective 01-01-96.]

A. Distribution of Assets Valued Over $3,500. If an alternate payee's assets in the plan are valued over $3,500, s/he is not eligible to receive a lump sum distribution until the participant from whom the account was derived reaches age 50, terminates employment, or dies. An alternate payee who becomes eligible for a distribution must apply for a lump sum distribution with the Benefits Manager through the voice or other electronic response system or other media authorized by CG&E no later than the 90 days before the end of the year in which the participant from whom the account was derived becomes age 65. If the alternate payee does not apply for distribution in a timely manner, the Benefits Manager shall apply on his or her behalf pursuant to .

[This section becomes effective on 01-01-96.]

A. Window Cashouts for Alternate Payees.

1. Effective Date. Alternate payees who have been awarded benefits from this plan shall be given a one-time opportunity to receive a lump sum payment of all their plan interest, regardless of the amount of the present value of the benefit.

1. Retroactivity of Provision. Alternate payees who had been awarded plan benefits prior to the effective date of this provision (April 1, 1991) shall also be given this one-time opportunity to receive their total plan benefit.

1. Notification to Alternate Payees.
Notification to the alternate payee of this offer shall allow a minimum of 30 days and a maximum of 90 days to make the irrevocable election to receive the lump sum benefit.

1. Timing of Notification. The Committee shall notify the alternate payee of the availability of the window cashout as soon as practical after the assets have been allocated to the account of the alternate payee. Notice of the window distribution shall be sent to alternate payee with an account containing loan fund assets, but shall indicate the delay in availability. See .

1. Effect of Failure to Elect Window Cashout.
The plan assets of an alternate payee who does not elect a cashout under this section shall be governed by the other plan rules regarding distributions to alternate payees.

A. Death. In the event of an alternate payee's death, his or her remaining plan assets will be distributed to his or her estate.

A. Alternate Payees' Responsibilities. Alternate payees must notify the Committee in writing of any address changes, or the name and address of a designated representative. The notification should be signed and dated by the alternate payee and should reference this plan, and the name of the participant from whom the account derives.

A. Limitation on Distribution to Alternate Payees.
An alternate payee may not receive any mandatory or elective distribution until the alternate payee's account no longer includes loan fund assets, unless the mandatory distribution is required by the IRC or ERISA. An alternate payee may not receive any elective distribution until all assets allocated to the account of the alternate payee have become vested.







FIDUCIARIES:
AUTHORITY & RESPONSIBILITY


ARTICLE
I. :  FIDUCIARIES:  AUTHORITY & RESPONSIBILITY


A. Fiduciary. Any person who exercises any discretionary authority or discretionary control respecting management or administration of the plan or the trust pursuant to the provisions of ERISA.

A. Fiduciaries. The following are named as fiduciaries:

1. the members of the Committee, and

1. the trustee.

A. Trustee.

1. Appointment. The board of directors shall appoint a trustee for the plan. All assets of the plan shall be held for use in accordance with the plan in providing the benefits payable under the plan and for such investment expenses as may properly be incurred by the trustee.

1. Amendment. The trust agreement may be amended and the trustee changed in the manner provided in the trust agreement.

1. Responsibility. The responsibility for the retention of the trust shall lie with the trustee and not with the Committee.

1. Voting. The trustee shall vote the shares of CINergy stock credited to the accounts of beneficial owners in accordance with the instructions given by the beneficial owner. If the instructions are not received by the trustee by the date it has designated prior to any annual or special meeting of shareholders of CINergy, the trustee shall vote the uninstructed shares at its discretion. The trustee shall also vote at its discretion the shares of CINergy stock held in the company stock fund that have not been allocated to participants' accounts as of the record date of any annual or special meeting of shareholders of CINergy.

A. Establishment of the Committee. The Committee is the plan administrator, commonly referred to as the DCIP Committee other than in this plan document.
The Committee shall consist of not more than five nor less than three members, who shall be appointed by, and serve at the pleasure of, the board of directors.
Members of the Committee may resign by delivering written resignation to the board of directors.
Resignations shall become effective at delivery or at any later date specified within the written statement.

A. Organization of the Committee. The Committee shall elect a chairperson from their number, and a secretary and such other officers as the Committee may designate, who may, but need not, be members of the Committee, to serve at the pleasure of the Committee. No member of the Committee who is also an employee shall receive any compensation for services as such member.

A. Powers of the Committee. The powers of the Committee shall include, but not be limited to, the following:

1. Appoint Committees. The Committee may ap-point committees with any powers it deems neces-sary, including an executive committee to exercise all powers of the Committee between meetings of the Committee.

1. Set Meetings. The Committee may determine the times and places for holding meetings of the Committee, and the notice to be given of the meetings.

1. Establish a Quorum. The Committee shall determine the number of members of the Committee necessary to constitute a quorum for the transaction of business. A quorum must be at least a majority of the committee members.

1. Engage Assistants. The Committee may engage agents and assistants, counsel, clerical, medical, vocational, and accounting services as required to carry out the provisions of the plan.

1. Establish an Agent. The Committee may authorize one or more of their members or any employee as its agent to make any payment, or to execute or deliver any instrument on behalf of the Committee or to perform any other function of the Committee.

[This sub-section should be deleted effective 01-01-
96.]

1. Establish an Agent. The Committee may authorize one or more of their members or any employee as its agent to make any payment, or to execute or deliver any instrument on behalf of the Committee or to perform any other function of the Committee. The Benefits Manager and the
General Manager of Human Resources Services shall serve as agents of the Committee with respect to the duties assigned to these persons under the plan.

[This sub-section becomes effective on 01-01-96.]

1. Select Investment Funds. The Committee shall establish, and change as appropriate, an overall plan for providing a diversified group of investments for the trust assets. The Committee shall also select, and change as appropriate, the various investment funds.

1. Litigate on Behalf of the Plan.  The
Committee shall commence or defend litigation on behalf of the plan and represent the plan in all such proceedings before any court or other tribunal.

1. Interpret the Plan. The Committee shall interpret the plan, resolve any ambiguities in the plan and establish provisions for any circumstances not provided for in the plan, in a manner fair to plan participants in similar circumstances and consistent with other plan provisions.

1. Determine Eligibility for Benefits.  The
Committee shall determine eligibility for benefits under the plan, including claims to determine a participant's rights to benefits under any former plan provision.

 [This sub-section should be deleted effective 01-01-96.]

1. Determine Eligibility for Benefits.  The
Benefits Manager, the General Manager of Human
Resources Services and the Committee shall determine eligibility for benefits under the plan, including claims to determine a participant's rights to benefits under any former plan provision.

 [This sub-section becomes effective on 01-01-96.]

1. Approve or Deny Requests for Hardship
Withdrawals. The Committee shall approve or deny requests for hardship withdrawals, subject to the availability of monies, under the provisions of the plan.

[This sub-section should be deleted effective 10-17-
95.]

1. Approve or Deny Requests for Hardship
Withdrawals.  The Senior Manager of Human
Resource Strategy shall approve or deny requests for hardship withdrawals, subject to the availability of monies, under the provisions of the plan.

[This sub-section becomes effective on 10-17-95 and should be deleted effective 01-01-96.]

1. Approve or Deny Requests for Hardship
Withdrawals. The Benefits Manager shall approve or deny requests for hardship withdrawals, subject to the availability of monies, under the provisions of the plan. If a request for a hardship withdrawal is denied or a participant does not receive a response within 30 days from the day the request was made to the Benefits
Manager, then the participant may make a request to the General Manager of Human Resources
Services for a hardship withdrawal. If a participant's request is denied by the General
Manager of Human Resources Services, or a participant does not receive a response within 60 days from the day the request was made to the General Manager of Human Resources Services, then the participant may petition the Committee to receive a hardship withdrawal. The Committee's decision as to a participant's hardship withdrawal request shall be final. See .

[This sub-section becomes effective on 01-01-96.]

1. Accept or Reject DROs . The Committee shall determine if a DRO which directs allocation of plan benefits to one or more alternate payees is qualified.

1. Adopt Procedures. The Committee may estab-lish rules, regulations and procedures necessary for the administration of the plan and the transaction of its business.

1. Amend the Plan. The Committee may adopt any amendment to ensure the continued qualification of the plan and trust under IRC 401(a) and 501(a), to comply with the provisions of any federal statute or regulation impacting pension plans, to enhance the delivery of benefits to participants and beneficiaries, to ease plan administration, or to respond to the withdrawal of CG&E or any of its subsidiaries from the plan.
No amendment shall substantially increase the cost of the plan without the consent of the board of directors.

1. Require Accounting. The Committee may request accounting and other information from the trustee.

1. Direct the Trustee. The Committee may direct the trustee, by written instrument, to take action consistent with plan administration and the trust agreement.

1. Approve or Deny Requests for Rollover
Contributions. The Committee shall approve or deny requests for rollover contributions to the plan.

[This sub-section becomes effective on 01-01-96.]

A. Committee Actions. All resolutions or other actions taken by the Committee at any meeting shall be by the vote of a majority of the members of the Committee attending the meeting. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting.

A. Accounts and Reports. The Committee shall maintain records of its actions and other data necessary for the administration of the plan. The
Committee shall prepare and file any reports required by ERISA or the IRC. A copy of these reports shall be maintained in the office of the secretary of the Committee.

A. Action Taken in Good Faith. CG&E, the board of directors, officers and employees of CG&E shall be entitled to rely upon all information furnished by the accountant, trustee, and all opinions given by legal counsel. CG&E, the board of directors, officers and employees of CG&E, and any person acting as a fiduciary under the plan shall be fully pro-tected from liability for any action taken, or permitted by them in good faith, in reliance upon any such information furnished by the accountant, trustee, or legal counsel.

A. Decisions Final and Binding. The decisions of the Committee on any matter within its authority shall be made in the sole discretion of the Committee and shall be final and binding on all parties, including, but not limited to, CG&E, participants, terminated participants, beneficiaries and alternate payees.

A. Insurance. CG&E may purchase insurance to cover liability of one or more persons who serve in a fiduciary capacity with regard to this plan.

A. Trust. The fund established under the trust agreement to which all deferred contributions, optional contributions, company-matched contributions, and company-matched stock incentive contributions are made and from which benefits are solely paid under the terms of the plan. Neither
CG&E nor its subsidiaries shall be required to make direct payment of any benefit under the plan.

[This section should be deleted effective 01-01-96.]

A. Trust. The fund established under the trust agreement to which all deferred contributions, optional contributions, company-matched contributions, company-matched stock incentive contributions, and rollover contributions are made and from which benefits are solely paid under the terms of the plan. Neither CG&E nor its subsidiaries shall be required to make direct payment of any benefit under the plan.

[This section becomes effective on 01-01-96.]

A. Trust Agreement. The trust agreement is the contract between CG&E's board of directors and the trustee governing the duties and rights of the trustee with regard to plan funds. In accordance with the trust agreement, the trustee shall invest all deferred contributions, optional contributions, company-matched contributions, and company-matched stock incentive contributions, and earnings thereon, in the various investment funds.

[This section should be deleted effective 01-01-96.]

A. Trust Agreement. The trust agreement is the contract between CG&E's board of directors and the trustee governing the duties and rights of the trustee with regard to plan funds. In accordance with the trust agreement, the trustee shall invest all deferred contributions, optional contributions, company-matched contributions, company-matched stock incentive contributions, and rollover contributions, and earnings thereon, in the various investment funds.

[This section becomes effective on 01-01-96.]

A. Plan and Employer Identification Numbers. The three-digit plan identification number is 004.
CG&E's employer identification number is 31-0240030.
The Committee's employer identification number is 31-
0910812.



ADMINISTRATIVE PROVISIONS


ARTICLE
I. :  ADMINISTRATIVE PROVISIONS


A. Filing Documents with the Plan.

1. Filing Date. Generally, documents addressed to the Committee or forms prepared for use by plan participants will be considered to be filed with the Committee or the plan on the day when they are received by any employee benefits coordinator within CG&E's Human Resources
Department or the monthly payroll administrator.

1. DROs. On the day a DRO is received by CG&E's Legal Department, Human Resources
Department, or the secretary of the Committee, it will be considered to be filed with the Committee.

1. Forms. Forms prepared under the aegis of the SIP Committee or the Committee for the plan will be accepted for use under the plan unless the particular form is inappropriate for use under this plan or has been supplanted by a revised form.

A. Benefit Claims Process.

1. Written Request. Any person who claims a benefit under this plan must file the request in writing with the Committee.

1. Denial of a Claim. If the Committee denies the benefit in full or in part, it will send a detailed written reply to the claimant within 90 days after the claim was filed. The written reply will include the following:

a) the specific reason(s) for the denial, referencing any specific plan provisions upon which the decision depends; and

a) a request for any additional information available to the claimant in support of his or her position and an explanation, if any, of why it would be of assistance in resolving the claim; and

a) the procedures available for a further review of the claim.

1. Automatic Denial. If the Committee has not responded in writing to the participant within 90 days of the filing of the benefit claim, the participant may consider the claim to have been denied and pursue the request for reconsideration.

1. Acceptance of a Claim. If the Committee grants the claim, payment will commence within 90 days of receipt of the claim, or a notice of acceptance will be sent to the claimant if commencement of payment is not feasible within that time frame.

1. Reconsideration of Denial. The claimant may apply in writing to the Committee for reconsideration of the claim. The claimant must file for reconsideration within 60 days of receiving the notice of denial. The claimant or his or her authorized representative may request the opportunity to review pertinent plan documents and submit a written statement of issues and comments, in conjunction with the request for reconsideration.

1. Time-frame for Reconsideration.  The
Committee will render a decision within 60 days after it receives the request for reconsideration. If special circumstances require extension of time for processing the request, the decision by the Committee will be issued within 120 days after it receives the re-quest for reconsideration.

1. Claimant's Representative. A claimant for plan benefits may act on his or her own behalf, or may use a representative who is authorized to act on behalf of the claimant, throughout the administrative claim process.

1. Exhaustion of Administrative Remedies. If the claim for benefits is denied or ignored in full or in part, the claimant may file suit in federal court to pursue the claim.

[This section should be deleted effective 01-01-96.]

A. Benefit Claims Process.

a) Written Request. Any person who claims a benefit under this plan must file the request in writing with the Benefits Manager.

b) Denial of a Claim or Failure to Respond by Benefits Manager. If the Benefits Manager denies the benefit in full or in part or fails to respond within 30 days from the day a claimant files his or her written request, then the claimant may petition the General Manager of Human Resources Services to review the claim.

c) Denial of a Claim by the General Manager of Human Resources Services. If the General Manager of Human Resources Services denies the benefit in full or in part, he or she will send a detailed written reply to the claimant within 60 days after the claim was filed with the General
Manager of Human Resources Services. The written reply will include the following:

1) the specific reason(s) for the denial, referencing any specific plan provisions upon which the decision depends; and

2) a request for any additional information available to the claimant in support of his or her position and an explanation, if any, of why it would be of assistance in resolving the claim; and

3) the procedures available for a further review of the claim by the Committee.

d) Automatic Denial.  If the General Manager of
Human Resources Services has not responded in writing to the claimant within 60 days of the filing of the benefit claim with the General
Manager of Human Resources Services, the claimant may consider the claim to have been denied and pursue the request for reconsideration with the Committee.

e) Acceptance of a Claim. If the General Manager of Human Resources Services grants the claim, payment will commence within 60 days of receipt of the claim by the General Manager of Human
Resources Services, or a notice of acceptance will be sent to the claimant if commencement of payment is not feasible within that time frame.

f) Reconsideration of Denial by the Committee.
The claimant may apply in writing to the Committee for reconsideration of the claim. The claimant must file for reconsideration within 60 days of receiving the notice of denial from the General Manager of Human Resources Services. The claimant or his or her authorized representative may request the opportunity to review pertinent plan documents and submit a written statement of issues and comments, in conjunction with the request for reconsideration.

g) Time-frame for Reconsideration. The Committee will render a decision within 60 days after it receives the request for reconsideration. If special circumstances require extension of time for processing the request, the decision by the Committee will be issued within 120 days after it receives the request for reconsideration.

h) Claimant's Representative. A claimant for plan benefits may act on his or her own behalf, or may use a representative who is authorized to act on behalf of the claimant, throughout the administrative claim process.

i) Exhaustion of Administrative Remedies. If the claim for benefits is denied or ignored in full or in part upon reconsideration by the Committee, the claimant may file suit in federal court to pursue the claim.

[This section becomes effective on 01-01-96.]

A. Uniform Administration. Decisions or actions of the Committee with respect to the eligibility for or nature of benefits to be provided under this plan shall be uniformly applied to all persons similarly situated.

[This section should be deleted effective 01-01-96.]

A. Uniform Administration. Decisions or actions of the Benefits Manager, the General Manager of Human
Resources Services, and the Committee with respect to the eligibility for or nature of benefits to be provided under this plan shall be uniformly applied to all persons similarly situated.

[This section becomes effective on 01-01-96.]

A. Statutory Construction. The plan shall be construed, enforced, and administered according to the laws of the State of Ohio as to any matter not preempted by ERISA. In any case that a provision of the plan is held illegal or invalid for any reason, it shall not affect the remaining provisions of the plan. However, the plan shall be construed, enforced, and administered as if the illegal provision had not been included in the plan.

A. Limitation of Rights of the Employee. The plan is strictly a voluntary undertaking on the part of CG&E. The plan is not a contract between CG&E and any employee. The plan does not constitute consideration for, or an inducement or condition of, the employment of any employee. Nothing contained in the plan gives any employee the right to be retained in the service of CG&E or to interfere with the right of CG&E to discharge any employee at any time. A participant does not have any right or claim to a benefit under the plan except upon fulfilling all of the conditions of eligibility and qualification. The participant's right to receive the benefit must have become fixed under the terms of the plan and there must be funds available in the trust sufficient to pay the benefit.

A. Alienation of Benefits. Benefits under the plan shall not be subject in any manner to alienation or assignment. Any attempt to assign or alienate plan benefits shall be void, whether such sums remain with the trustee or are in the course of transmission to the person entitled to them. However, benefits are subject to DROs accepted by the Committee.

A. Response to Attempted Alienation. If any participant, pensioner, beneficiary, or alternate payee under the plan becomes bankrupt or attempts to alienate or assign any benefit under the plan, except as specifically provided in the plan or by law, then his or her benefit shall terminate. In that event the Committee shall hold the assets of the affected participant, pensioner, beneficiary, or alternate payee for his or her benefit.

A. Correction of Inadvertent Error. The Committee may, in its discretion, recoup any benefit payment, or correct any loan, withdrawal, or other error made in contravention of any plan provision, whether by mistake, inadvertence or misrepresentation. Recovery of overpayment may be accomplished by withholding from future benefits due the individual who was enriched by the overpayment, or may be pursued by any other feasible and appropriate manner of collection.
Other corrections shall be made in the manner deemed most feasible by the Committee.

A. Information from Beneficial Owners.

1. Each beneficial owner shall be required to furnish the Committee, in the form prescribed by it, such personal data, affidavits, authorization to obtain information, and other information as the Committee may deem appropriate for the proper operation and administration of the plan.

1. Misrepresentations of fact by a beneficial owner to the extent that affects their participation or benefits hereunder shall be handled in accordance with the rules of the Committee. In no event shall CG&E, the Committee, or the trustee have an obligation to provide such a beneficial owner with benefits in excess of those which would have been provided under the plan if there had been no misstatement or misrepresentation.

A. Facility of Payment. If the Committee determines from evidence that a claimant entitled to receive benefits under this plan is (at the time the benefit is payable) physically, mentally, or legally incompetent to receive such benefit and give valid receipt therefore, and that another person or an institution is then maintaining or has custody of such incompetent individual, and that no guardian, custodian or other representative of the estate of such incompetent individual has been appointed, the Committee may cause payment to be made to that person or institution having custody or maintaining the participant, former participant or beneficiary. The payment, to the extent made, shall operate as a complete discharge of the Committee, CG&E, and the trustee.

[This section should be deleted effective 01-01-96.]

A. Facility of Payment. If the Benefits Manager determines from evidence that a claimant entitled to receive benefits under this plan is (at the time the benefit is payable) physically, mentally, or legally incompetent to receive such benefit and give valid receipt therefore, and that another person or an institution is then maintaining or has custody of such incompetent individual, and that no guardian, custodian or other representative of the estate of such incompetent individual has been appointed, the Benefits Manager may cause payment to be made to that person or institution having custody or maintaining the participant, former participant or beneficiary.
The payment, to the extent made, shall operate as a complete discharge of the Committee, CG&E, and the trustee.

[This section becomes effective on 01-01-96.]

A. Lost Beneficial Owner. Any benefit payment under the plan shall be forfeited if the Committee, after reasonable effort, is unable to locate the person to whom payment is due. However, any forfeited benefit shall be restored if a valid claim is made for the forfeited benefit; first from forfeitures, and then from company-matched contributions and company-matched stock incentive contributions.

[This section should be deleted effective 01-01-96.]

A. Lost Beneficial Owner. Any benefit payment under the plan shall be forfeited if the Benefits
Manager, after reasonable effort, is unable to locate the person to whom payment is due. However, any forfeited benefit shall be restored if a valid claim is made for the forfeited benefit; first from forfeitures, and then from company-matched contributions and company-matched stock incentive contributions.

[This section becomes effective on 01-01-96.]

A. Vested Right. No person shall have any vested rights under the plan except to the extent that vested rights may accrue to him or her as provided under the plan. Furthermore, any person with vested rights under the plan shall look solely to the assets of the plan for satisfaction of his or her vested rights.

A. Satisfaction of Claims. Any payment to any beneficial owner in accordance with the terms of the plan shall, to the extent thereof, be in full satisfaction of all claims hereunder, whether they be against CG&E, the Committee, or the trustee, any of whom may require the beneficial owner or his or her legal representative, as a condition precedent to any payment, to execute a release and receipt therefore.

A. Plan Amendment Procedure.   This plan may be
amended from time to time as necessary for compliance with laws or regulations, or to meet the needs of covered employees or the plan sponsor. The board of directors, Committee members, human resources personnel, trustee and/or record keeper personnel, plan accountants, actuaries and attorneys, and plan participants or beneficial owners may propose or recommend amendments. Proposed amendments will be discussed and adopted or rejected at Committee meetings. Those proposing amendments are not entitled to attend the meetings when the amendments are considered. In general the Committee has the authority to adopt amendments, but the board of directors reserves the authority to adopt amendments which have a significant effect upon the funding or cost of the plan. Amendments adopted will be reflected in the appropriate meeting minutes. Plan attorneys will incorporate adopted amendments into the plan document. Material modifications will be included in the summary of material modifications sent to participants periodically for attachment to the summary plan description of this plan, and eventually incorporated into the summary plan description itself.






MISCELLANEOUS PROVISIONS


ARTICLE
I. :  MISCELLANEOUS PROVISIONS


A. Expenses. The operating expenses of the plan, including fees paid to a servicing organization and fees for professional services and technical or clerical assistance, are generally paid by CG&E with some charges specifically allocated to participants by plan terms. CG&E reserves the right to shift some or all of the expenses it pays to the investment funds and/or to the individual beneficial owners.

A. Number. Any use of the singular shall be interpreted to include the plural and the plural the singular.

A. Plan Procedures.

1. Conflicts between Plan and Procedures.
Procedures must be in accordance with the plan as it is then being administered. Any conflict between written procedures and written plan terms, or plan terms required by law, adopted by the board of directors, or the Committee pursuant to the authority delegated to it, shall be resolved in favor of the plan terms, as administered.

1. Sunset Provision. Any procedure, if not examined and re-authorized by the Committee, shall automatically expire on the date 5 years from its date of publication.

1. Expired Procedures. Any expired procedure may be consulted for its historical value in relation to plan administration, but it shall not be dispositive of the administrative decision.

A. Titles and Headings. The names of articles, table of contents, section and sub-section headings, and the index of the plan have been inserted for convenience of reference. In the event of any conflict, the text of the plan, rather than titles, headings, etc., shall control.

A. Merger, Consolidation, and Transfer of Assets.
Before this plan can be merged or consolidated with any other plan, or its assets or liabilities transferred to another plan, each participant in the plan must be entitled to receive a benefit immediately after the merger, transfer, or consolidation (as if the plan had then terminated) which is equal to or greater than the benefit he/she would have been entitled to receive immediately before the merger, consolidation or transfer (as if the plan had then terminated). This plan will accept the transfer of funds from the SIP in accordance with
 . As a general rule, this plan will not accept a transfer of assets from any other plan for any reason, including rollovers and mergers.

[This section should be deleted effective 01-01-96.]

A. Merger, Consolidation, and Transfer of Assets.
Before this plan can be merged or consolidated with any other plan, or its assets or liabilities transferred to another plan, each participant in the plan must be entitled to receive a benefit immediately after the merger, transfer, or consolidation (as if the plan had then terminated) which is equal to or greater than the benefit he/she would have been entitled to receive immediately before the merger, consolidation or transfer (as if the plan had then terminated). This plan will accept the transfer of funds from the SIP in accordance with
 . This plan will accept rollovers from other qualified retirement plans.

[This section becomes effective on 01-01-96.]

A. Transfer of ESOP Funds. The plan will accept a one-time transfer of assets, at the election of participants in the CG&E Employee Stock Ownership
Plan (ESOP), from the terminated ESOP at the time the ESOP assets are disbursed directly from the ESOP Plan
Trustee to the Trustee of this plan.

A. Service of Process. The secretary of the Committee shall be the designated agent of the plan for the service of process in connection with all matters affecting the plan.

A. Warranties. Neither CG&E nor the Committee nor the trustee warrant against any loss or diminution in the value of accounts.

A. Adoption of the Plan by Subsidiaries. Any subsidiary of CG&E may participate in the plan by indicating its intention to that effect in writing and delivering a copy of the instrument to the board of directors and the trustee for acceptance in writing. Upon acceptance by the board and the trustee, the subsidiary will be bound by the terms of the plan and the trust agreement, and all subsequent plan amendments. Plan amendments are not subject to review or approval by any subsidiary which has elected to participate in the plan. A subsidiary may withdraw from plan participation at any time by delivery of its written intent to withdraw at least
60 days in advance of the effective date of the withdrawal.


DISCRIMINATION TESTING


ARTICLE
I. :  DISCRIMINATION TESTING


A. Definitions. The following terms are defined for the purpose of this Article only.

1. Average Contribution Percentage (ACP).  The
ACP is the average of the ratios, calculated
separately for each eligible employee [see   ,
and ], of the sum of the eligible employee's optional contributions, company-matched contributions, company-matched stock incentive contributions which are fully vested or are for participants who actually make deferred compensation or optional contributions for the plan year, and any recharacterized deferred compensation contributions, to the eligible employee's compensation for the plan year.

 [This sub-section should be deleted effective 01-01-97.]

1. Average Contribution Percentage (ACP).  The
ACP is the average of the ratios, calculated
separately for each eligible employee [see   ,
and ], of the sum of the eligible employee's optional contributions, company-matched contributions, company-matched stock incentive contributions which are fully vested or are for participants who actually make deferred compensation contributions for the plan year, and any recharacterized deferred compensation contributions, to the eligible employee's compensation for the plan year.

 [This sub-section becomes effective on 01-01-97.]

1. Actual Deferral Percentage (ADP). The ADP is the average of the ratios, calculated separately for each eligible employee, of the amount of deferred compensation contributions made on behalf of the eligible employee for the plan year, to the eligible employee's compensation for that plan year.

1. Compensation.  Compensation is the total
wages earned and other compensation including
amounts paid for sick pay, moving expense
payments and reimbursements that are not
deductible under IRC  217.   Compensation also
includes employer contributions under this plan and Code Section 125 plans which are not currently taxable to the employee. Premiums for group term life insurance that exceed the IRC
79(a) limits are also included in compensation.
Compensation is limited to $150,000 as adjusted by the Internal Revenue Commissioner for increases in the cost of living in accordance with IRC 401(a)(17)(B) in the same manner as base pay is limited.

1. Excess Aggregate Contributions.  A
participant's excess aggregate contribution for any year is the excess of

a) The total amount of the
 contributions  taken into account in
computing the numerator of the ACP for a plan year for that participant over

a) the maximum amount of that participant's contributions permitted by the ACP test.

1. Excess Contributions. A participant's excess contribution for any year is the excess of

a) The total amount of his or her
contributions taken into account in computing the numerator of the ADP for a plan year over

a) the maximum amount of his or her
contributions permitted by the ADP test.

1. Highly Compensated Employee.

a) A highly compensated employee is any
employee who, during the plan year or the preceding plan year, (A) was at any time a 5% owner, (B) received compensation in excess of $75,000 (or such larger amount as may be determined by the Secretary of Treasury pursuant to IRC 415(d)), (C) received compensation in excess of $50,000 (or such larger amount as may be determined by the Secretary of Treasury pursuant to IRC 415(d) and was in the top-paid group of employees for such plan year, or (D) was at any time an officer and received compensation greater than 50% of the amount in effect under IRC
415(b)(1)(A) for such plan year. Provided, sub-sections (B) through (D) shall apply to an employee meeting such criteria in the plan year only if such employee is also one of the 100 employees who received the most compensation from CG&E during the plan year.
For purposes of this  sub-section ,
"compensation" shall include compensation from CG&E and any employer required to be aggregated with CG&E under IRC 414(b), c),
(m) or (o).

a) A highly compensated employee is any
employee who (A) separated from service with CG&E, or is deemed to have separated from service, prior to the plan year, (B) performs no service for CG&E during the plan year, and was a highly compensated employee during either the plan year in which such separation from service occurred or in any plan year ending on or after the employee's 55th birthday.

a) The maximum number of officers which
will be considered highly compensated
employees for a plan year or preceding plan year pursuant to 1)D) above is the lesser of
(A) 50 or (B) the greater of three employees or 10% of CG&E's employees. If no officer of CG&E received compensation greater than 50% of the amount in effect under IRC
415(b)(1)(A) for the plan year or the
preceding plan year, the highest paid officer for such plan year shall be treated as a highly compensated employee.

a) For purposes of 15.1g)1)(C) above, an employee shall be considered a member of the "top paid group" for any year if such employee is in the group consisting of the top 20% of the employees of CG&E when ranked on the basis of compensation paid during the year, pursuant to IRC 414(q)(4).

a) If an employee is a "family member" of a highly compensated employee who is a 5% owner
(or an employee who was a highly compensated employee by reason of being a 5% owner during the plan year in which the employee separated from service with CG&E or any plan year ending on or after the employee's 55th birthday) during the plan year or the preceding plan year, or a family member of one of the 10 most highly compensated employees of CG&E ranked on the basis of compensation paid by CG&E during the plan year, then the family member and the highly compensated employee shall be aggregated. In such case, the family member and highly compensated employee shall be treated as a single employee receiving compensation and contributions equal to the sum of the compensation and contributions of the family member and highly compensated employee. For purposes of , the term "family member" shall include the spouse, lineal ascendants and descendants of an employee or former employee and the spouses of such lineal ascendants and descendants.

a) For purposes of determining whether an employee is a highly compensated employee, the provisions of IRC 414(q), and the regulations thereunder, shall apply.

[This sub-section should be deleted effective 01-01-
97.]

1. Highly Compensated Employee.

a) A highly compensated employee is any
employee who (A) was at any time a 5% owner during the plan year or the preceding plan year, or (B) received compensation for the preceding plan year in excess of $80,000 (or such larger amount as may be determined by the Secretary of Treasury pursuant to IRC
415(d)) and if CG&E elects, was in the
top-paid group of employees for such
preceding plan year.

a) A highly compensated employee is any
employee who (A) separated from service with CG&E, or is deemed to have separated from service, prior to the plan year, (B) performs no service for CG&E during the plan year, and was a highly compensated employee during either the plan year in which such separation from service occurred or in any plan year ending on or after the employee's 55th birthday.

a) For purposes of 15.1h)1)(B) above, an employee shall be considered a member of the "top paid group" for any year if such employee is in the group consisting of the top 20% of the employees of CG&E when ranked on the basis of compensation paid during the preceding plan year, pursuant to IRC
414(q)(4).

a) For purposes of determining whether an employee is a highly compensated employee, the provisions of IRC 414(q), and the regulations thereunder, shall apply.

[This sub-section becomes effective on 01-01-97.]

A. ADP Testing. The ADP for highly compensated eligible employees for each plan year must satisfy one of the following tests :

1. The ADP Test.  The ADP for highly
compensated eligible employees for the plan year shall not exceed the ADP for non-highly compensated eligible employees for the plan year, multiplied by 1.25.

1. The ADP Alternative Limitation Test.  The
ADP for highly compensated eligible employees for the plan year shall not exceed the lesser of

a) 2 times the ADP for non-highly
compensated eligible employees for the plan year or,

a) 2 percentage points, plus the ADP, for non-highly compensated eligible employees.

[This section should be deleted effective 01-01-97.]

A. ADP Testing. The ADP for highly compensated eligible employees for each plan year must satisfy one of the following tests :

1. The ADP Test.  The ADP for highly
compensated eligible employees for the plan year shall not exceed the ADP for non-highly compensated eligible employees for the preceding plan year (unless CG&E elects to use current plan year percentages), multiplied by 1.25.

1. The ADP Alternative Limitation Test.  The
ADP for highly compensated eligible employees for the plan year shall not exceed the lesser of

a) 2 times the ADP for non-highly
compensated eligible employees for the
preceding plan year (unless CG&E elects to use current plan year percentages) or,

a) 2 percentage points, plus the ADP, for non-highly compensated eligible employees for the preceding plan year (unless CG&E elects to use current plan year percentages).

[This section becomes effective on 01-01-97.]

A. ACP Testing. The ACP test will be performed following any recharacterization of deferred contributions required by . The ACP for highly compensated eligible employees for each plan year must satisfy one of the following tests :

1. The ACP Test.  The ACP for highly
compensated eligible employees for the plan year shall not exceed the ACP for non-highly compensated eligible employees for the plan year, multiplied by 1.25.

1. The ACP Alternative Limitation Test.  The
ACP for highly compensated eligible employees for the plan year shall not exceed the lesser of

a) 2 times the ACP for non-highly
compensated eligible employees for the plan year or,

a) 2 percentage points, plus the ACP, for non-highly compensated eligible employees.

[This section should be deleted effective 01-01-97.]

A. ACP Testing. The ACP test will be performed following any recharacterization of deferred contributions required by . The ACP for highly compensated eligible employees for each plan year must satisfy one of the following tests :

1. The ACP Test.  The ACP for highly
compensated eligible employees for the plan year shall not exceed the ACP for non-highly compensated eligible employees for the preceding plan year (unless CG&E elects to use current plan year percentages), multiplied by 1.25.

1. The ACP Alternative Limitation Test.  The
ACP for highly compensated eligible employees for the plan year shall not exceed the lesser of

a) 2 times the ACP for non-highly
compensated eligible employees for the
preceding plan year (unless CG&E elects to use current plan year percentages) or,

a) 2 percentage points, plus the ACP, for non-highly compensated eligible employees for the preceding plan year (unless CG&E elects to use current plan year percentages).

[This section becomes effective on 01-01-97.]

A. Multiple Use of Alternative Limitation.  If
neither the ADP nor the ACP for highly compensated
employees meets the tests in   and   , the multiple
use test of the alternative limitation must be satisfied for the plan year. In order to satisfy the multiple use test of the alternative limitation, the sum of the ACP for highly compensated employees and the ADP for highly compensated employees may not exceed the greater of the following :

1. the sum of:

a) 1.25 times the greater of the ADP or the ACP for non-highly compensated eligible employees, and

a) the lesser of:

(1) 2 percentage points plus the lesser
of the ADP or ACP for the non-highly
compensated eligible employees, or

(1) 2 times the lesser of the ADP or ACP of the non-highly compensated eligible employees; or

1. the sum of:

a) 1.25 times the lesser of the ADP or the ACP for non-highly compensated eligible employees, and

a) the lesser of:

(1) 2 percentage points plus the greater of the ADP or ACP of non-highly compensated eligible employees, or

(1) 2 times the greater of the ADP or
ACP of non-highly compensated eligible
employees.

[This section should be deleted effective 01-01-97.]

A. Multiple Use of Alternative Limitation.  If
neither the ADP nor the ACP for highly compensated
employees meets the tests in   and   , the multiple
use test of the alternative limitation must be satisfied for the plan year. In order to satisfy the multiple use test of the alternative limitation, the sum of the ACP for highly compensated employees and the ADP for highly compensated employees may not exceed the greater of the following :

1. the sum of:

a) 1.25 times the greater of the ADP or the ACP for non-highly compensated eligible employees for the preceding plan year (unless
CG&E elects to use current plan year
percentages), and

a) the lesser of:

(1) 2 percentage points plus the lesser
of the ADP or ACP for the non-highly
compensated eligible employees for the
preceding plan year (unless CG&E elects
to use current plan year percentages), or

(1) 2 times the lesser of the ADP or ACP of the non-highly compensated eligible employees for the preceding plan year
(unless CG&E elects to use current plan
year percentages); or

1. the sum of:

a) 1.25 times the lesser of the ADP or the ACP for non-highly compensated eligible employees for the preceding plan year (unless
CG&E elects to use current plan year
percentages), and

a) the lesser of:

(1) 2 percentage points plus the greater of the ADP or ACP of non-highly compensated eligible employees for the preceding plan year (unless CG&E elects to use current plan year percentages), or

(1) 2 times the greater of the ADP or
ACP of non-highly compensated eligible
employees for the preceding plan year
(unless CG&E elects to use current plan
year percentages).

[This section becomes effective on 01-01-97.]

A. Corrective Procedure If ADP Limitation Exceeded.
If the plan fails the ADP test provided for in this Article, the following procedure will be followed:

1. Reduction of Highly Compensated
Participants' ADP.  The ADP for highly
compensated participants shall be reduced to the maximum acceptable level determined by the ADP test. In determining the amount of excess contributions for each highly compensated participant, the highest ratio will be reduced to the next highest ratio until the maximum allowed percentage is reached .

[This sub-section should be deleted effective 01-01-
97.]

1. Reduction of Highly Compensated
Participants' ADP.  The ADP for highly
compensated participants shall be reduced to the maximum acceptable level determined by the ADP test. Excess contributions will be returned to the highly compensated participants who contributed the largest dollar amounts until the maximum allowed percentage is reached .

[This sub-section becomes effective on 01-01-97.]

1. Recharacterization of Excess Contributions.
The amount resulting from a reduction in a
participant's deferred compensation contributions
in   or   above shall be recharacterized as
optional contributions and treated as taxable income to the participant in the tax year in which the participant would have received them if he or she had originally elected to receive them in cash. This recharacterization normally will be made within 2 1/2 months after the close of the plan year .

A. Corrective Procedure if ACP Limitation Exceeded.
If the plan fails the ACP test, the following
procedure will be followed, after recharacterizing
any deferred compensation contributions required
under    or :

1. Reduction of Highly Compensated
Participants' ACP.  The ACP for highly
compensated participants shall be reduced to the maximum acceptable level determined by the ACP test. In determining the amount of excess aggregate contributions for each highly compensated participant, the highest ratio will be reduced to the next highest ratio until the maximum allowed percentage is reached.

[This sub-section should be deleted effective 01-01-
97.]

1. Reduction of Highly Compensated
Participants' ACP.  The ACP for highly
compensated participants shall be reduced to the maximum acceptable level determined by the ACP test. Excess aggregate contributions will be returned to the highly compensated participants who contributed the largest dollar amounts until the maximum allowed percentage is reached.

[This sub-section becomes effective on 01-01-97.]

1. Disposition of Excess Aggregate
Contributions.  The aggregate excess
contributions resulting from a reduction in a highly compensated participant's ACP ratio in shall be disposed of as follows:

a) Excess Optional Contributions.  Any
excess optional contributions, plus the net
of any income or loss attributable to
optional contributions as of the last day of
the plan year,  normally will be distributed
to the participant within 2 1/2 months after
the end of the plan year.   However, if
distributions are not made by that time, distributions shall be made within 12 months after the close of the plan year.

a) Excess Company-Matched Contributions.
Any excess company-matched contributions which are not vested will be treated as forfeitures under . Any excess vested company-matched contributions plus the net of any income or loss attributable to the excess company-matched contributions as of the end of the plan year, shall normally be distributed to the participant within 2 1/2 months after the end of the plan year.
However, if distributions are not made by that time, distributions shall be made within 12 months after the close of the plan year.

a) Excess Company-Matched Stock Incentive
Contributions.  Any excess company-matched
stock incentive contributions which are not
vested will be treated as forfeitures under
 .  Any excess vested company-matched stock
incentive contributions  plus the net of any
income or loss attributable to the excess
company-matched stock incentive contributions
as of the end of the plan year,  shall
normally be distributed to the participant
within 2 1/2 months after the end of the plan
year.   However, if distributions are not
made by that time, distributions shall be made within 12 months after the close of the plan year.

A. Corrective Procedure if the Test for the Multiple Use of Alternative Limitation is Exceeded.

If the plan fails the test for the multiple use of the alternative limitation, the following procedure will be followed:

1. Simultaneous Reduction of the ADP and ACP of
Highly Compensated Participants.  After
determining the amount of excess contributions and excess aggregate contributions for each highly compensated participant, the participants with the highest individual ADP and ACP ratios will have their ratios reduced to the next highest ADP and ACP ratio, until the maximum multiple use limit is reached.

[This sub-section should be deleted effective 01-01-
97.]

1. Simultaneous Reduction of the ADP and ACP of
Highly Compensated Participants.  After
determining the amount of excess contributions and excess aggregate contributions for each highly compensated participant, the participants who contributed the largest dollar amounts will have their contributions returned, until the maximum multiple use limit is reached.

[This sub-section becomes effective on 01-01-97.]

1. Disposition of Excess Contributions and
Excess Optional Contributions and Excess Vested
Company-Matched Contributions and Excess Vested
Company-Matched Stock Incentive Contributions.
Any excess contributions, optional contributions,
vested company-matched contributions and vested
company-matched stock incentive contributions
which are determined by the application of   or ,
plus the net of any income or loss attributable
to the excess contributions, optional
contributions, vested company-matched
contributions and vested company-matched stock
incentive contributions as of the last day of the
plan year, shall normally be distributed to the
participant within 2 1/2 months after the end of
the plan year.   However, if distributions are
not made by that time, distributions shall be made within 12 months after the close of the plan year.



LIMITATION ON ANNUAL ADDITIONS


ARTICLE
I. :  LIMITATION ON ANNUAL ADDITIONS


A. Definitions.

The following terms are defined solely for purposes of this Article:

1. Annual Addition.   A participant's annual
addition is the sum of the following amounts credited to the participant's account for a plan year:

a) deferred compensation contributions;

a) company-matched contributions;

a) company-matched stock incentive
contributions;

a) optional contributions; and

a) forfeitures.

1. Compensation.   A participant's
compensation for any plan year consists of his or her total wages earned and other compensation including amounts paid for sick pay, moving expense payments and reimbursements that are not deductible under IRC 217, and premiums for group term life insurance that exceed IRC 79(a) limits. Compensation also includes any distribution from any non-qualified deferred compensation plan paid to the participant while s/he remains employed. Compensation does not include employer contributions under this plan or any IRC 125 plan which are not currently taxable to the employee or any distributions from a qualified deferred compensation plan, regardless of whether such amounts are includable in the employee's gross income when distributed.

1. Defined Benefit Fraction.   The defined
benefit plan fraction applicable to a participant for any plan year is a fraction: 1) the numerator of which is the participant's projected annual benefit (determined as of the close of the plan year) under the MRP; and 2) the denomi-nator of which is the lesser of 1.25 multiplied by the dollar limitation under IRC 415 for defined benefit plans for such year, or 1.4 multiplied by the participant's average compensation for the 3 consecutive calendar years aggregating the greatest compensation from CG&E during which s/he participated in the plan.

1. Defined Benefit Plan. A qualified plan as defined in IRC 414(j).

1. Defined Contribution Fraction. The defined contribution fraction applicable to a participant for any plan year is a fraction: 1) the numerator of which is the sum of annual additions to the participant's account under the plan as of the close of the limitation year; and 2) the denominator of which is the sum of the lesser of the following amounts determined for the limitation year and for each prior limitation year of service with CG&E:

(1) the product of 1.25 multiplied by the dollar limitation under IRC 415(c)(1)(A) for defined contribution plans for such year, or

(2) the product of 1.4 multiplied by 25% of the participant's compensation for such year.

1. Defined Contribution Plan. A qualified plan as defined in IRC 414(i).

1. Company. The employer that adopts this plan, and all members of a controlled group of corporations, all commonly controlled trades or businesses or affiliated service groups of which the adopting employer is a part, and any other entity required to be aggregated with the employer pursuant to IRC 414(o) regulations.

1. Excess Amount.  The excess of the
participant's annual additions for the plan year over the maximum annual additions permitted under this Article for the plan year.

1. Projected Annual Benefit.   A participant's
projected annual benefit is an amount equal to the annual benefit that the participant would be entitled to receive under the terms of the defined benefit plan in which he is a participant, assuming that:

a) the participant continues employment
until his or her normal retirement age;

a) that his or her compensation continues at the same rate as in effect in the plan year under consideration; and

a) that all relevant factors used to
determine benefits under such plan remain constant.

Projected annual benefit is a benefit expressed in the form of a single life annuity disregarding any ancillary benefits or benefits attributable to a rollover contribution.

A. General Limitations. Notwithstanding any other provisions of this plan, the maximum annual addition credited to the account of a participant for any plan year shall not exceed the lesser of:

1. $30,000, or

1. 25% of the participant's compensation for that plan year.

A. Estimation of Compensation. Prior to the determination of a participant's actual compensation for a plan year, the maximum annual addition for a participant may be computed using a reasonable estimation of the participant's compensation for a plan year.

A. Disposition of Excess Amount. In the event the limitations of this Article are exceeded because of an allocation of forfeitures, a reasonable error in estimating a participant's compensation or other reasonable circumstances, the excess amount shall be disposed of as follows :

1. First, any optional contributions that are not eligible for company-matched contributions and company-matched stock incentive contributions will be returned to the participant to the extent that the return would reduce the excess amount.

[This sub-section should be deleted effective 01-01-
97.]

1. First, any optional contributions will be returned to the participant to the extent that the return would reduce the excess amount.

[This sub-section becomes effective on 01-01-97.]

1. Second, any deferred compensation that are not eligible for company-matched contributions and company-matched stock incentive contributions will be returned to the participant to the extent that the return will reduce the excess amount.

1. Third, any company-matched contributions, made on behalf of a participant under this plan shall be reduced to the extent that the reduction will reduce the excess amount. Such reduction in company-matched contributions shall be treated as a forfeiture in accordance with .

1. Fourth, any company-matched stock incentive contributions, made on behalf of a participant under this plan shall be reduced by the amount needed to eliminate the excess amount. Such reduction in company-matched stock incentive contributions shall be treated as a forfeiture in accordance with .

A. Aggregation of Plans of CG&E.

1. For purposes of applying the limitation of this Article, all defined benefit plans (whether or not terminated) of CG&E shall be treated as one defined benefit plan and all defined contribution plans (whether or not terminated) shall be treated as one defined contribution plan.

1. If an excess amount results from the
aggregation of annual additions under this plan with annual additions under another defined contribution plan:

a) the excess amount shall be first
attributable to this plan; and

a) such excess amount shall be treated in accordance with .

1. Where a participant is a participant at any time in both a defined contribution plan and a defined benefit plan sponsored by CG&E, the sum of the defined benefit fraction and the defined contribution fraction for any plan year shall not exceed 1.0. Should this limitation be exceeded in any plan year, the participant's benefits under the MRP shall be appropriately reduced so that the defined benefit fraction is equal to the difference between 1.0 and the defined contribution fraction.





AMENDMENT AND TERMINATION OF THE PLAN


ARTICLE
I. :  AMENDMENT AND TERMINATION OF THE PLAN


A. Amendment of the Plan.

1. Reservation of Right. CG&E expects to continue the plan indefinitely, but as future conditions cannot be foreseen, the board of directors reserves the right to amend or terminate the plan at any time.

1. Effect on Participants. No amendment shall retroactively reduce the rights or benefits of participants or permit the return to CG&E of the CINergy stock, other securities, obligations, deposits, or cash held by the trustee, or permit their use or diversion for any purpose other than for the exclusive benefits of the participants or their beneficiaries. In addition, no amendment shall eliminate an optional form of benefit or eliminate or reduce an early retirement option with respect to benefits attributable to service before this amendment.

1. Discontinuance of Contributions. In the event of a complete discontinuance of company-matched contributions or company-matched stock incentive contributions, the company-matched sub-account will be immediately vested.

A. Plan Termination.

If the plan is terminated all contributions will
cease.  The Committee shall direct the trustee to
determine the value of each beneficial owner's
account as of the date of termination.  The value of
any unallocated plan assets shall be allocated to the
beneficial owners.  Each beneficial owner shall
become fully vested in the total value of his or her
account.  Each beneficial owner's balance shall be
segregated by the trustee pending disposition.
Distribution shall be made, in a single payment, to
each beneficial owner as soon as practicable
following the date of plan termination.   No
amendment shall deprive the beneficial owners of their vested rights upon termination of the plan.

A. Partial Termination.

If the plan is partially terminated, all contributions to the accounts of all affected participants will cease. The Committee shall direct the trustee to determine the value of each affected beneficial owner's account as of the date of the partial termination. The value of any unallocated plan assets shall be allocated to beneficial owners.
Each
affected beneficial owner shall become fully vested in his or her account. Distribution shall be made, in a single payment, to each beneficial owner as soon as practical following the date of partial plan termination. However, no distribution from a participant's deferred compensation contribution sub-account shall be made at a time not otherwise permitted under the plan. No amendment shall deprive the affected beneficial owners of their vested rights upon partial termination of the plan.

A. Liquidation of the Investment Funds.

The trust and the investment funds shall continue in existence after the termination of the plan for such period of time as may be required to complete the liquidation thereof in accordance with the terms of this Article.




TOP-HEAVY PROVISIONS

ARTICLE
I. :  TOP-HEAVY PROVISIONS


A. General Rule.

For any plan year for which this plan is a "top-heavy plan" the following provisions will supersede any other conflicting provisions of the Plan:

1. The vesting provisions of    or .

1. The minimum contribution provisions of  .

1. The limitation on contributions set by  .

A. Vesting Provisions.

1. Minimum Service Requirements. Participants who have completed at least three years of service and who have completed an hour of service during any plan year in which the plan is top-heavy, shall have a nonforfeitable right to the benefit accrued under this plan.

1. Change from Top-Heavy Status. If the plan ceases to be top-heavy, each participant's vested accrued benefits shall be no less than his or her account balance as of the last day of the last plan year in which the plan was top-heavy. Each participant with 5 or more years of service shall have the right to elect to continue to vest in accordance with the provisions of this Section.
Such election must be made in writing to the Committee within 60 days of receipt of written notice.

[This section should be deleted effective 01-01-96.]

A. Vesting Provisions.

a) Minimum Service Requirements. Participants who are credited with an hour of service on or after January 1, 1996 shall have a nonforfeitable right to the benefit accrued under this plan.

b) Change from Top-Heavy Status.  For
participants who are credited with an hour of service on or after January 1, 1996, if the plan ceases to be top-heavy, each participant's vested accrued benefits shall be no less than his or her account balance as of the last day of the last plan year in which the plan was top-heavy.

[This section becomes effective on 01-01-96.]

A. Minimum Contribution Provisions.

1. Participants Entitled to Minimum
Contributions.  Each participant who is a non-key
employee and who is also employed on the last day
of the plan year, even if s/he has failed to
complete 1,000 hours of service during the plan
year, or is an eligible employee who is excluded
from the plan under   because of a break in
service, or   for failing to commence
participation in the plan, shall be entitled to have a combination of contributions and forfeitures allocated to his or her account totaling not less than three percent (the
"minimum contribution percentage") of his or her compensation.

  [This sub-section should be deleted effective 01-
01-96.]

1. Participants Entitled to Minimum
Contributions.  Each participant who is credited
with an hour of service on or after January 1,
1996 and who is a non-key employee and who is
also employed on the last day of the plan year,
even if s/he has failed to complete 1,000 hours
of service during the plan year, or is an
eligible employee who is excluded from the plan
under   for failing to commence participation in
the plan, shall be entitled to have a combination of contributions and forfeitures allocated to his or her account totaling not less than three percent (the "minimum contribution percentage") of his or her compensation.

[This sub-section becomes effective on 01-01-96.]

1. Reduction of Minimum Contribution
Percentage. The minimum contribution percentage set forth above shall be reduced for any plan year to the percentage at which contributions
(including forfeitures) are made (or required to be made) under the plan for the plan year for the key employee for whom such percentage is the highest for such plan year.

1. Determining the Percentage of Key Employees.
For the purpose of   above, the contribution
percentage of the key employee shall be
determined by dividing the company-matched contributions, company-matched stock incentive contributions and deferred compensation contributions (including forfeitures) made for the key employee by so much of his or her total compensation for the plan year as does not exceed the limitation on compensation. Contributions taken into account under the preceding sentence shall include company contributions under this plan and/or the SIP. Contributions taken into account under this sub-section shall not include any contributions under the Social Security Act or any other federal or state law.

A. Top-Heavy Plan Definition.

This plan is top-heavy if, as of the determination date the aggregation group for a given plan year is a top-heavy group. As used in this Article, these terms have the following meanings:

1. Determination Date. For any plan year the last day of the preceding plan year.

1. Present Value. The sum of (1) the account balance determined as of the most recent valuation date that is within the twelve-month period ending on the determination date, (2) an adjustment for contributions due as of the determination date, and (3) for defined contribution plans, the amount in dollar value of the aggregate distributions made to any employee under the applicable plan during the five year period ending on the determination date unless reflected in the value of the accrued benefit or account balance as of the most recent valuation date as defined in that plan.

1. Aggregation Group. An aggregation group is the group of qualified plans, if any, that are required to be aggregated in accordance with IRC
416.

1. Top-Heavy Group.

a) The aggregated group of plans is
top-heavy if, as of the applicable
determination date, the following ratio
exceeds 60%:

(1) The ratio of:

the sum of the present value of the
cumulative accrued benefits for key
employees under the MRP, plus the sum of the account balances of key employees under this plan and all other plans included in the aggregation group

(1) To:

the sum of the present value of the
accrued benefits for all participants,
excluding former key employees, under the MRP, plus the sum of account balances for all participants, excluding former key employees, under this plan and all other plans included in the group.

a) In calculating the top-heavy ratio and determining if it exceeds 60%, the MRP
Committee shall comply with the provisions of IRC 416.

a) If the aggregation group is a top-heavy group as of the determination date, each plan in the group will be top-heavy. If the aggregation group is not a top-heavy group as of the determination date, no plan within such group will be top-heavy.

1. Key Employee. An employee who, at any time during the plan year or any of the 4 preceding plan years, was:

a) an officer or former officer of CG&E
having annual compensation greater than 50 percent of the defined benefit limitation of IRC 415(b)(1)(A). The IRC 415(b)(1)(A)
defined benefit limitation was $90,000 in 1986, and is adjusted annually; or

a) one of the 10 employees having annual compensation of more than the limitation in effect under IRC 415(c)(1)(A) and owning, or considered as owning within the meaning of IRC 318, both more than a 1/2% interest and the largest interests in CG&E ; or

a) a 5% owner, or

a) a 1% owner with annual compensation of more than $150,000.

1. 1% Owner. Any person who owns, or is considered as owning within the meaning of IRC
318, more than 1% of the outstanding stock of CG&E or stock possessing more than 1% of the combined voting power of all stock of CG&E.

1. 5% Owner. Any person who owns, or is considered as owning within the meaning of IRC
318, more than 5% of the outstanding stock of CG&E or stock possessing more than 5% of the combined voting power of all stock of CG&E.

A. Adjustments to IRC Section 415 for Top-Heavy
Plans.

In the event this plan is top-heavy and participants
also participate in the MRP, one of the two following
provisions shall apply:
1. If for the plan year this plan would not be
a "top-heavy plan" as defined in   if "90%" were
substituted for "60%," then   shall apply for
such plan year as if amended so that "four percent" were substituted for "three percent".

1. If for the plan year this plan would
continue to be a "top-heavy plan" if "90%" were
substituted for "60 %," then the denominator of
both the defined contribution plan fraction and
the defined benefit plan fraction shall be
calculated as set forth in    and  for the
limitation year ending in such plan year by substituting "1.0" for "1.25", except with respect to any individual for whom there are no deferred compensation contributions, or company-matched contributions, company-matched stock incentive contributions, forfeitures or optional contributions allocated or any accruals for such individuals under the defined benefit plan.

A. Coordination with Other Plans.

In the event this plan is determined to be top-heavy,
the provisions of the MRP dealing with minimum
benefits and with limitations on benefits shall be
substituted for    and  of this plan.



CERTIFICATE

 This plan has been approved and adopted by the Deferred
Compensation Investment Plan Committee on    /   /96,
subject to comments pursuant to the issuance of a determination letter by the Internal Revenue Service.

    _____________________________________
    Richard L. Bond
    Secretary of the
    Deferred Compensation Investment Plan     Committee

    _____________________________________
    Date

INDEX


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